Annual
Report

[GRAPHIC OMITTED]

                                                           DECEMBER 31, 2002


MUTUAL SHARES FUND


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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

  THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO
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[PHOTO OMITTED]
DAVID J. WINTERS, CFA
PORTFOLIO MANAGER
MUTUAL SHARES FUND
PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC

[PHOTO OMITTED]
TIMOTHY M. RANKIN, CFA
ASSISTANT PORTFOLIO MANAGER
MUTUAL SHARES FUND


[PHOTO OMITTED]
DEBBIE TURNER, CFA
ASSISTANT PORTFOLIO MANAGER
MUTUAL SHARES FUND


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SHAREHOLDER LETTER

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YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: MUTUAL SHARES FUND SEEKS CAPITAL
APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES IN THE U.S. AND OTHER COUNTRIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Mutual Shares Fund covers the fiscal year ended December 31, 2002. The 12-month period under review was the third consecutive annual decline for major stock market indexes in an ongoing, brutal bear market. In this extremely difficult environment, Mutual Shares Fund - Class Z posted a -10.89% cumulative total return for the year ended December 31, 2002, as shown in the Performance Summary beginning on page 12. This compared favorably with its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which fell 22.09% for the same period. The Fund's performance also compared favorably with its peer group, the Lipper Multi-Cap Value Funds Average, which declined 17.91% during the



CONTENTS

Shareholder Letter ................   1

Performance Summary ...............  12

Financial Highlights &
Statement of Investments ..........  16

Financial Statements ..............  32

Notes to
Financial Statements ..............  36

Independent
Auditors' Report ..................  46

Tax Designation ...................  47

Board Members
and Officers ......................  48


[GRAPHIC OMITTED] FUND CATEGORY
EDGER REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:
Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 21.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------
year under review. 1 Although our distinctive, disciplined investment style contributed to the Fund's continued relative outperformance, we were not completely immune from the financial markets' multi-year downdraft.

As always, we encourage our shareholders to evaluate the Fund's performance in the appropriate context. At Mutual Series, we are long-term value investors, and we strive to generate superior long-term results with less risk than the overall market. While considering this objective, we refer you to the Performance Summary for a more detailed, standardized view of the Fund's performance for all share classes over a range of time periods. For example, over the 10-year period ended December 31, 2002, Mutual Shares Fund - Class Z posted a 12.00% average annualized return, which compared favorably with its benchmark and peer group.

Another important consideration in this investment environment is the Fund's performance since the onset of the bear market nearly three years ago. As shown in the chart to the left, for the three-year period beginning on January 1, 2000 -- just before many major equity markets peaked -- Mutual Shares Fund - Class Z delivered a 7.85% gain, while the S&P 500 fell


AVERAGE ANNUAL TOTAL RETURN 2

CLASS Z             12/31/02
------------------------------
1-Year               -10.89%

5-Year                 4.49%

10-Year               12.00%



3-YEAR TOTAL RETURN COMPARISON 3
1/1/00-12/31/02
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Mutual Shares Fund-Class Z         7.85%
S&P 500 Index                    -37.59%

1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 12/31/02, the Lipper Multi-Cap Value Funds Average comprised 476 mutual funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Source: Standard & Poor's Micropal. For a description of the S&P 500, see footnote 1. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 12/31/02. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.

37.59% and many major international benchmarks experienced even greater declines. 3 We believe that successful investing is as much about limiting losses as it is about achieving profits. As such, while we were unable to avoid a loss in 2002, we are pleased to have modestly grown your capital over the course of this exceedingly difficult three-year period.

In 2002, the U.S. economy experienced modest growth, with gross domestic product expanding 2.4%. In an effort to ensure the economy continued to grow, the U.S. Federal Reserve Board cut interest rates in November bringing the federal funds target rate to 1.25%, the lowest level in more than four decades. During the year under review, low interest rates allowed automotive manufacturers to continue offering attractive financing rates, which facilitated demand. The low interest rate environment also encouraged consumers to purchase, remodel and refinance homes. While we are doubtful consumer demand can improve materially from its recent levels, particularly in automobiles and housing, the strength of the U.S. consumer helped drive the modest economic growth seen in 2002.

The major indexes' continued decline during the year under review was accompanied by the unwinding of some of the excesses built up at corporations and in the financial markets. In the late 1990s, many companies employed aggressive accounting practices that exaggerated their financial results and overstated their economic earnings. As the markets rewarded companies with supernormal growth trends, stock prices became overinflated and capacity in many industries was brought on line at aggressive rates, which is perhaps epitomized best by the unbridled over-investment experienced in the telecommunications sector. The 18-year bull market might be compared to an unchecked party that became wilder the longer it continued. But the party ended,

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/02
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
U.S.                                                  45.7%
U.K.                                                   6.4%
France                                                 3.2%
Canada                                                 2.5%
Spain                                                  2.0%
Switzerland                                            1.8%
Japan                                                  1.4%
Germany                                                1.0%
Netherlands                                            0.8%
Other countries                                        2.3%
Government Agencies & Other Net Assets                32.9%


and the markets are experiencing something of a financial hangover with real-world implications for investors as the excesses are wrung out. We believe many companies have only begun to unwind the impact of the aggressive accounting practices that became common during the late 1990s. Meanwhile, scandals have shaken investors' confidence, and faith in the financial markets is unlikely to return quickly. While the process of eliminating these excesses is painful, we believe the end result will be a much more attractive investment landscape from which we can reap future returns for our shareholders.

In this challenging environment, we maintained our unique, three-pronged approach to investing, which has produced attractive returns over time with less risk and volatility than the overall market. First, we invest in equities that we believe are trading at a substantial discount to their intrinsic value. Second, we seek out opportunities in distressed situations, investing principally in the debt of companies that have filed for bankruptcy court protection. Third, we look for arbitrage opportunities in mergers and acquisitions. While bankruptcy and arbitrage investment require highly specialized skills, we have been involved in these areas for years and have found many attractive opportunities for the Fund over time.

The Fund's three best performers in 2002 were media companies Washington Post and E.W. Scripps, and International Steel Group (ISG). Washington Post, the publisher of its namesake newspaper, was the Fund's top performing position. Washington Post also owns NEWSWEEK magazine, Kaplan educational company and CableONE cable television systems. After years of investing in Kaplan and CableONE, Washington Post recently began reaping the rewards of strong revenue growth and cash flow, key drivers to the stock's performance over the past year.

E.W. Scripps, headquartered in Cincinnati, Ohio, was another solid performer. One of the oldest media companies in the U.S., E.W. Scripps owns and operates 21 newspapers, 10 television stations and 4 cable networks including Food Network and Home & Garden Television. During 2002's first half, E.W. Scripps demonstrated that it had successfully restructured and turned around its Denver newspaper division, a business that had previously been suffering losses. Its cable assets continued to generate material top-line growth and cash flow, which also contributed to the stock's price appreciation. Finally, E.W. Scripps was buoyed by expectations that the Federal Communications Commission may relax television station ownership regulation, which could usher in further consolidation and higher asset prices.

Another strong performer for the Fund was ISG. ISG was formed by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. By purchasing the assets out of bankruptcy, the new company was able to leave behind many of LTV's legacy liabilities, resulting in a significantly lower cost structure. We were able to invest in privately held ISG at a very low multiple of expected earnings.

Unfortunately, not all of our investments were successful in 2002. Three of the Fund's poor performers were Sprint Corp. FON Group, AT&T Wireless and ICN Pharmaceuticals. We sold our positions in telecommunications companies Sprint and AT&T Wireless after we underestimated the level of industry overcapacity and competitive pressure as well as how much the weak economy would negatively impact demand for telecommunications services. In early 2002, we became actively involved in ICN, a special situation, and we led a successful proxy fight to appoint new Board of Directors members. Unfortunately, ICN's stock declined when issues emerged concerning certain patents and excess inventories at distributors.



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
12/31/02

                         % OF TOTAL
                         NET ASSETS
--------------------------------------

Insurance                   9.4%

Media                       7.6%

Tobacco                     5.8%

Banks                       4.0%

Pharmaceuticals             2.9%

Oil & Gas                   2.9%

Food Products               2.7%

Real Estate                 2.0%

Commercial Services
& Supplies                  2.0%

Food & Drug Retailing       2.0%

TOP 10 HOLDINGS
12/31/02

COMPANY
SECTOR/INDUSTRY,                 % OF TOTAL
COUNTRY                          NET ASSETS
---------------------------------------------

White Mountains Insurance
Group Inc. (Common,
Restricted & Preferred)             3.2%
INSURANCE, U.S.

Berkshire Hathaway Inc.,
A & B                               2.8%
INSURANCE, U.S.

Washington Post Co., B              2.4%
MEDIA, U.S.

Altadis SA                          2.0%
TOBACCO, SPAIN

British American Tobacco
PLC (Ord. & ADR)                    1.8%
TOBACCO, U.K.

Kroger Co.                          1.4%
FOOD & DRUG RETAILING,
U.S.

Liberty Media Corp., A              1.3%
MEDIA, U.S.

E.W. Scripps Co., A                 1.3%
MEDIA, U.S.

PG&E Corp. (Common &
Fixed Income)                       1.3%
ELECTRIC UTILITIES, U.S.

Nestle SA                           1.3%
FOOD PRODUCTS,
SWITZERLAND



However, we believe management changes initiated by the new board are positive, and we believe these changes will create value for shareholders.

We constantly monitor our portfolio, making adjustments where appropriate by buying securities we feel are at a compelling value and selling investments that are no longer attractively priced. As part of this reevaluation process, we added to our holdings in Nestle, the world's largest food company as measured by sales. Nestle generates over 70% of its sales from six brands, enabling the company to generate significant operational efficiencies. After adjusting for the value of Nestle's stakes in Alcon and L'Oreal, we bought one of the world's leading beverage, confectionery, pet food and ice cream companies at a substantial discount to its peers, particularly relative to its U.S. counterparts. Nestle boasts an AAA debt rating, one of the food industry's highest growth rates, generates substantial free cash flow, and has a substantial cost-saving program and rock-solid balance sheet.

Another position we added to is Altadis, a Franco-Spanish tobacco company. We believe the company has substantial opportunities to improve its profitability through manufacturing rationalization and merger cost savings. In addition, the company continues to have high pricing power in its cigarette business and the potential to further develop its cigar business. Finally, management has proven they are financially disciplined as they walked away from acquisition candidates when the price became too high, instead opting to use their capital to repurchase their own undervalued shares.

We constantly revisit each position in our portfolio to reevaluate each company's fundamentals and valuation. During the year under review, our reevaluation process resulted in the sale of, or a reduction in, several of our largest positions from the previous fiscal year-end. For example, we liquidated our investment in Telephone & Data Systems
(TDS), a long-time holding. We sold TDS after management made what we regarded as an ill-advised and overpriced acquisition, which destroyed shareholder value. We also sold our Federated Department Stores and May Department Stores positions when we grew concerned about the U.S. consumer's ability to maintain recent spending rates. We sold International Paper when the stock appreciated well ahead of underlying fundamentals. We also substantially reduced our PG&E Corp. position when we thought the company's stock became fully valued in early 2002 after more than doubling from our average cost in 2001. When the stock became, in our view, undervalued again in August, we decided to add to our PG&E position.

At year-end our largest position was White Mountains Insurance Group. We have owned this company for many years and consider it one of the insurance industry's best-managed entities. The tragic events of September 11, 2001, resulted in substantial losses for the property and casualty (P&C) insurance industry. This unexpected occurrence was compounded by increasing losses from asbestos settlements, floods in Europe and an erosion of capital within many companies' investment portfolios. As a result, many of White Mountains' competitors faced challenging financial situations. We believe these circumstances will continue to support and extend the P&C insurance industry's current, strong pricing cycle. Under this scenario, we believe well-capitalized players, such as White Mountains, should see their competitive positions strengthen. During the year under review, we purchased additional shares in White Mountains at a discount in a privately negotiated transaction. This private placement was undertaken to provide management with greater flexibility to take advantage of industry opportunities.

As in any year, the markets presented a number of interesting investment opportunities. The bankruptcy and distressed investing arena proved a fertile ground as a seemingly unrelenting flood of companies experienced financial distress. As shown in the chart below, over the 12 years ended December 31, 2002, defaulted and distressed corporate debt, both public and private, reached record levels. We are especially intrigued by sectors with real assets that attracted huge capital during the economic boom, such as utilities and telecommunications. For example, during the reporting period, we invested in debt issued by Qwest, one of the high-profile "darlings" of the late 1990s' boom years. We were able to buy bonds at a very low valuation relative to its core telecommunications business. We will continue to canvass this corporate debt minefield to find the investment gems for our shareholders.





DEFAULTED AND DISTRESSED PUBLIC AND PRIVATE DEBT MARKET ($ BILLIONS) 4 [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date      Face Value         Market Value
1990        $300                $204
1992        $202                $124
1993        $160                 $97
1995        $101                 $64
1998         $78                 $55
1999        $270                $187
2000        $652                $407
2001        $681                $399
2002        $942                $513

4. Source: E. Altman, NYU Salomon Center, Stern School of Business. Distressed debt is defined as having a yield-to-maturity spread greater than or equal to 1000 basis points over comparable Treasuries. Some years not shown because no survey results were available.

The past three years have proven very trying for investors. Although no one can predict the market's direction, we believe recent share prices should present a more attractive overall valuation level from which to generate future returns. We anticipate the coming months will present us with many opportunities to invest our shareholders' capital. On the equity side, we are finding an increasing number of companies with solid balance sheets, strong free cash flow and defensible businesses at attractive prices, allowing us to invest in quality franchises at significant discounts to intrinsic value. On the distressed debt front, much of the stress in corporations and the financial markets plays to our strengths as long-term value investors. The continuing stream of bankruptcies is keeping us exceptionally busy as we seek out the truly compelling opportunities that we believe should present themselves in the coming months. We are somewhat disappointed that the increase in mergers and acquisitions we expected to occur in this low interest rate environment has not yet emerged, but we are hopeful attractive share prices will spark increased activity. The market's weakness and volatility, while unsettling to many investors, can present excellent opportunities to generate future returns for those who have capital to invest and a rational investment philosophy. We believe the Fund is extremely well positioned in this environment.

As always, we will continue to work diligently and carefully to provide our shareholders with attractive risk-adjusted returns.

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



We appreciate your participation in Mutual Shares Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,
/S/ DAVID J. WINTERS
David J. Winters, CFA
Portfolio Manager

/S/ TIMOTHY M. RANKIN
Timothy M. Rankin, CFA
Assistant Portfolio Manager

/S/ DEBBIE TURNER
Debbie Turner, CFA
Assistant Portfolio Manager

Mutual Shares Fund

--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS Z                        CHANGE        12/31/02         12/31/01
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.60        $16.84            $19.44
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income               $0.2567
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.5122

CLASS A                        CHANGE        12/31/02        12/31/01
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.59        $16.78            $19.37
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income               $0.1942
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.4497

CLASS B                        CHANGE        12/31/02        12/31/01
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.60        $16.52            $19.12
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income               $0.1173
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.3728

CLASS C                        CHANGE        12/31/02         12/31/01
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.58        $16.68            $19.26
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income               $0.0837
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.3392

CLASS R                        CHANGE        12/31/02         1/1/02
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.62        $16.74            $19.36
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income               $0.2245
Short-Term Capital Gain       $0.0589
Long-Term Capital Gain        $0.1966
                              -------
       Total                  $0.4800

Mutual Shares Fund paid distributions derived from long-term capital gains totaling 19.66 cents ($0.1966) per share in June and December 2002. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE



CLASS Z                               1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------
Cumulative Total Return 1            -10.89%   24.59%  210.51%
Average Annual Total Return 2        -10.89%    4.49%   12.00%
Value of $10,000 Investment 3         $8,911  $12,459  $31,051


                                                      INCEPTION
CLASS A                               1-YEAR   5-YEAR  (11/1/96)
-----------------------------------------------------------------------
Cumulative Total Return 1            -11.20%   22.32%   64.40%
Average Annual Total Return 2        -16.30%    2.88%    7.36%
Value of $10,000 Investment 3         $8,370  $11,527  $15,533


                                                      INCEPTION
CLASS B                               1-YEAR   3-YEAR  (1/1/99)
-----------------------------------------------------------------------
Cumulative Total Return 1            -11.80%    4.62%   19.08%
Average Annual Total Return 2        -15.26%    0.72%    3.90%
Value of $10,000 Investment 3         $8,474  $10,217  $11,653


                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (11/1/96)
-----------------------------------------------------------------------
Cumulative Total Return 1            -11.78%   18.50%   58.02%
Average Annual Total Return 2        -13.50%    3.25%    7.53%
Value of $10,000 Investment 3         $8,650  $11,733  $15,683


                                                       INCEPTION
CLASS R                                        1-YEAR  (1/1/02)
-----------------------------------------------------------------------
Cumulative Total Return 1                    -11.26%    -11.26%
Average Annual Total Return 2                -12.12%    -12.12%
Value of $10,000 Investment 3                 $8,788     $8,788

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.





[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Class Z (1/1/93-12/31/02)

Date             Mutual Shares Fund - Class Z        S&P 500 4              Lipper Multi-Cap Value Funds Average 4
1/1/93                    $10,000                     $10,000                             $10,000
1/31/93                   $10,240                     $10,084                             $10,197
2/28/93                   $10,506                     $10,221                             $10,293
3/31/93                   $10,799                     $10,437                             $10,588
4/30/93                   $10,570                     $10,184                             $10,430
5/31/93                   $10,774                     $10,456                             $10,699
6/30/93                   $10,927                     $10,486                             $10,785
7/31/93                   $11,275                     $10,445                             $10,831
8/31/93                   $11,606                     $10,840                             $11,230
9/30/93                   $11,698                     $10,757                             $11,221
10/31/93                  $12,012                     $10,980                             $11,427
11/30/93                  $11,727                     $10,875                             $11,287
12/31/93                  $12,099                     $11,007                             $11,556
1/31/94                   $12,326                     $11,381                             $11,937
2/28/94                   $12,160                     $11,073                             $11,715
3/31/94                   $11,727                     $10,591                             $11,266
4/30/94                   $11,999                     $10,727                             $11,366
5/31/94                   $12,268                     $10,901                             $11,509
6/30/94                   $12,012                     $10,634                             $11,280
7/31/94                   $12,437                     $10,983                             $11,579
8/31/94                   $13,040                     $11,432                             $12,030
9/30/94                   $12,847                     $11,153                             $11,773
10/31/94                  $12,871                     $11,403                             $11,868
11/30/94                  $12,489                     $10,988                             $11,422
12/31/94                  $12,649                     $11,151                             $11,526
1/31/95                   $12,913                     $11,440                             $11,702
2/28/95                   $13,474                     $11,885                             $12,168
3/31/95                   $13,638                     $12,235                             $12,484
4/30/95                   $14,049                     $12,595                             $12,793
5/31/95                   $14,462                     $13,097                             $13,256
6/30/95                   $14,612                     $13,401                             $13,537
7/31/95                   $15,304                     $13,845                             $14,017
8/31/95                   $15,627                     $13,879                             $14,187
9/30/95                   $16,090                     $14,465                             $14,586
10/31/95                  $15,702                     $14,413                             $14,330
11/30/95                  $16,166                     $15,044                             $15,008
12/31/95                  $16,331                     $15,335                             $15,248
1/31/96                   $16,985                     $15,856                             $15,684
2/29/96                   $17,446                     $16,004                             $15,891
3/31/96                   $17,572                     $16,157                             $16,128
4/30/96                   $17,548                     $16,395                             $16,427
5/31/96                   $17,841                     $16,816                             $16,699
6/30/96                   $17,670                     $16,880                             $16,561
7/31/96                   $17,069                     $16,134                             $15,847
8/31/96                   $17,705                     $16,474                             $16,348
9/30/96                   $18,277                     $17,400                             $17,031
10/31/96                  $18,433                     $17,880                             $17,356
11/30/96                  $19,500                     $19,230                             $18,524
12/31/96                  $19,721                     $18,850                             $18,419
1/31/97                   $20,337                     $20,026                             $19,137
2/28/97                   $20,825                     $20,184                             $19,328
3/31/97                   $20,549                     $19,357                             $18,708
4/30/97                   $20,772                     $20,510                             $19,260
5/31/97                   $21,760                     $21,757                             $20,481
6/30/97                   $22,429                     $22,732                             $21,208
7/31/97                   $23,670                     $24,539                             $22,724
8/31/97                   $23,509                     $23,165                             $22,177
9/30/97                   $24,584                     $24,432                             $23,370
10/31/97                  $24,154                     $23,616                             $22,500
11/30/97                  $24,466                     $24,709                             $22,962
12/31/97                  $24,923                     $25,134                             $23,345
1/31/98                   $24,748                     $25,411                             $23,277
2/28/98                   $26,176                     $27,243                             $24,856
3/31/98                   $27,054                     $28,638                             $25,977
4/30/98                   $26,960                     $28,927                             $26,112
5/31/98                   $26,714                     $28,430                             $25,540
6/30/98                   $26,597                     $29,584                             $25,675
7/31/98                   $25,881                     $29,270                             $24,867
8/31/98                   $22,230                     $25,044                             $21,129
9/30/98                   $22,087                     $26,649                             $22,080
10/31/98                  $23,538                     $28,815                             $23,818
11/30/98                  $24,799                     $30,562                             $24,937
12/31/98                  $25,034                     $32,322                             $25,727
1/31/99                   $25,432                     $33,673                             $25,910
2/28/99                   $25,098                     $32,626                             $25,224
3/31/99                   $26,264                     $33,931                             $25,955
4/30/99                   $28,301                     $35,244                             $27,974
5/31/99                   $28,442                     $34,412                             $27,885
6/30/99                   $29,251                     $36,322                             $28,808
7/31/99                   $28,441                     $35,189                             $28,013
8/31/99                   $27,345                     $35,013                             $27,195
9/30/99                   $26,640                     $34,054                             $26,088
10/31/99                  $27,684                     $36,209                             $26,925
11/30/99                  $28,206                     $36,944                             $27,057
12/31/99                  $28,791                     $39,120                             $27,882
1/31/00                   $27,846                     $37,156                             $26,617
2/29/00                   $26,705                     $36,454                             $25,469
3/31/00                   $29,467                     $40,019                             $28,205
4/30/00                   $29,157                     $38,815                             $28,163
5/31/00                   $29,523                     $38,019                             $28,444
6/30/00                   $29,006                     $38,958                             $27,762
7/31/00                   $29,814                     $38,350                             $28,006
8/31/00                   $31,323                     $40,732                             $29,779
9/30/00                   $31,293                     $38,581                             $29,594
10/31/00                  $32,040                     $38,419                             $30,369
11/30/00                  $31,034                     $35,392                             $29,316
12/31/00                  $32,773                     $35,565                             $31,095
1/31/01                   $34,710                     $36,828                             $31,953
2/28/01                   $34,727                     $33,473                             $31,135
3/31/01                   $33,849                     $31,354                             $30,095
4/30/01                   $35,224                     $33,787                             $31,781
5/31/01                   $36,449                     $34,013                             $32,416
6/30/01                   $36,672                     $33,187                             $31,891
7/31/01                   $36,655                     $32,862                             $31,846
8/31/01                   $35,819                     $30,808                             $30,773
9/30/01                   $32,664                     $28,322                             $28,191
10/31/01                  $32,527                     $28,863                             $28,563
11/30/01                  $33,892                     $31,076                             $30,349
12/31/01                  $34,845                     $31,350                             $31,147
1/31/02                   $34,522                     $30,892                             $30,842
2/28/02                   $34,683                     $30,296                             $30,675
3/31/02                   $35,723                     $31,435                             $32,095
4/30/02                   $35,938                     $29,530                             $31,229
5/31/02                   $35,956                     $29,314                             $31,154
6/30/02                   $33,625                     $27,227                             $28,880
7/31/02                   $31,604                     $25,106                             $26,338
8/31/02                   $31,932                     $25,269                             $26,612
9/30/02                   $30,202                     $22,525                             $23,730
10/31/02                  $30,676                     $24,505                             $25,059
11/30/02                  $31,295                     $25,946                             $26,823
12/31/02                  $31,051                     $24,423                             $25,586

AVERAGE ANNUAL TOTAL RETURN

CLASS Z             12/31/02
------------------------------
1-Year               -10.89%

5-Year                 4.49%

10-Year               12.00%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Class A (11/1/96-12/31/02)

Date              Mutual Shares Fund- Class A         S&P 500 4              Lipper Multi-Cap Value Funds Average 4
11/1/96                    $9,425                     $10,000                             $10,000
11/30/96                   $9,968                     $10,755                             $10,673
12/31/96                  $10,077                     $10,542                             $10,612
1/31/97                   $10,391                     $11,200                             $11,026
2/28/97                   $10,635                     $11,288                             $11,136
3/31/97                   $10,494                     $10,826                             $10,779
4/30/97                   $10,602                     $11,471                             $11,097
5/31/97                   $11,102                     $12,168                             $11,800
6/30/97                   $11,438                     $12,713                             $12,219
7/31/97                   $12,072                     $13,724                             $13,093
8/31/97                   $11,989                     $12,955                             $12,777
9/30/97                   $12,533                     $13,664                             $13,465
10/31/97                  $12,308                     $13,208                             $12,964
11/30/97                  $12,462                     $13,819                             $13,230
12/31/97                  $12,698                     $14,057                             $13,451
1/31/98                   $12,597                     $14,212                             $13,412
2/28/98                   $13,325                     $15,236                             $14,321
3/31/98                   $13,767                     $16,016                             $14,967
4/30/98                   $13,714                     $16,178                             $15,045
5/31/98                   $13,582                     $15,900                             $14,715
6/30/98                   $13,517                     $16,545                             $14,793
7/31/98                   $13,149                     $16,370                             $14,327
8/31/98                   $11,293                     $14,006                             $12,174
9/30/98                   $11,214                     $14,904                             $12,722
10/31/98                  $11,948                     $16,116                             $13,723
11/30/98                  $12,585                     $17,092                             $14,368
12/31/98                  $12,699                     $18,077                             $14,823
1/31/99                   $12,901                     $18,832                             $14,928
2/28/99                   $12,726                     $18,247                             $14,533
3/31/99                   $13,318                     $18,977                             $14,954
4/30/99                   $14,341                     $19,711                             $16,118
5/31/99                   $14,407                     $19,246                             $16,066
6/30/99                   $14,819                     $20,314                             $16,598
7/31/99                   $14,401                     $19,680                             $16,140
8/31/99                   $13,837                     $19,582                             $15,669
9/30/99                   $13,479                     $19,045                             $15,031
10/31/99                  $14,003                     $20,251                             $15,513
11/30/99                  $14,262                     $20,662                             $15,589
12/31/99                  $14,557                     $21,879                             $16,065
1/31/00                   $14,072                     $20,780                             $15,336
2/29/00                   $13,493                     $20,388                             $14,675
3/31/00                   $14,886                     $22,382                             $16,251
4/30/00                   $14,722                     $21,708                             $16,226
5/31/00                   $14,907                     $21,263                             $16,388
6/30/00                   $14,639                     $21,788                             $15,995
7/31/00                   $15,040                     $21,448                             $16,136
8/31/00                   $15,797                     $22,780                             $17,157
9/30/00                   $15,774                     $21,577                             $17,051
10/31/00                  $16,152                     $21,487                             $17,498
11/30/00                  $15,635                     $19,794                             $16,891
12/31/00                  $16,511                     $19,891                             $17,916
1/31/01                   $17,482                     $20,597                             $18,410
2/28/01                   $17,482                     $18,720                             $17,939
3/31/01                   $17,030                     $17,535                             $17,340
4/30/01                   $17,724                     $18,896                             $18,311
5/31/01                   $18,335                     $19,023                             $18,677
6/30/01                   $18,443                     $18,560                             $18,374
7/31/01                   $18,434                     $18,379                             $18,349
8/31/01                   $18,004                     $17,230                             $17,730
9/30/01                   $16,409                     $15,839                             $16,243
10/31/01                  $16,340                     $16,142                             $16,457
11/30/01                  $17,012                     $17,380                             $17,486
12/31/01                  $17,491                     $17,533                             $17,946
1/31/02                   $17,329                     $17,277                             $17,770
2/28/02                   $17,401                     $16,944                             $17,674
3/31/02                   $17,916                     $17,581                             $18,492
4/30/02                   $18,015                     $16,515                             $17,993
5/31/02                   $18,024                     $16,395                             $17,950
6/30/02                   $16,845                     $15,227                             $16,639
7/31/02                   $15,836                     $14,041                             $15,175
8/31/02                   $15,992                     $14,132                             $15,333
9/30/02                   $15,130                     $12,598                             $13,672
10/31/02                  $15,350                     $13,705                             $14,438
11/30/02                  $15,662                     $14,511                             $15,454
12/31/02                  $15,533                     $13,659                             $14,742

AVERAGE ANNUAL TOTAL RETURN

CLASS A                12/31/02
-----------------------------------
1-Year                  -16.30%

5-Year                    2.88%

Since Inception (11/1/96) 7.36%



Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Class B (1/1/99-12/31/02)

Date              Mutual Shares Fund- Class B       S&P 500 Index              Lipper Multi-Cap Value Funds Average 4
1/1/99                    $10,000                     $10,000                             $10,000
1/31/99                   $10,154                     $10,418                             $10,071
2/28/99                   $10,005                     $10,094                              $9,804
3/31/99                   $10,467                     $10,498                             $10,088
4/30/99                   $11,262                     $10,904                             $10,873
5/31/99                   $11,313                     $10,647                             $10,839
6/30/99                   $11,627                     $11,238                             $11,197
7/31/99                   $11,293                     $10,887                             $10,888
8/31/99                   $10,844                     $10,833                             $10,570
9/30/99                   $10,556                     $10,536                             $10,140
10/31/99                  $10,964                     $11,203                             $10,466
11/30/99                  $11,157                     $11,430                             $10,517
12/31/99                  $11,382                     $12,103                             $10,838
1/31/00                   $11,000                     $11,496                             $10,346
2/29/00                   $10,539                     $11,278                              $9,900
3/31/00                   $11,618                     $12,381                             $10,963
4/30/00                   $11,489                     $12,009                             $10,946
5/31/00                   $11,624                     $11,763                             $11,056
6/30/00                   $11,411                     $12,053                             $10,791
7/31/00                   $11,720                     $11,865                             $10,886
8/31/00                   $12,303                     $12,602                             $11,575
9/30/00                   $12,279                     $11,937                             $11,503
10/31/00                  $12,558                     $11,886                             $11,804
11/30/00                  $12,157                     $10,950                             $11,395
12/31/00                  $12,827                     $11,003                             $12,086
1/31/01                   $13,574                     $11,394                             $12,420
2/28/01                   $13,568                     $10,356                             $12,102
3/31/01                   $13,213                      $9,700                             $11,698
4/30/01                   $13,745                     $10,453                             $12,353
5/31/01                   $14,204                     $10,523                             $12,600
6/30/01                   $14,279                     $10,268                             $12,396
7/31/01                   $14,265                     $10,167                             $12,378
8/31/01                   $13,921                      $9,532                             $11,961
9/30/01                   $12,691                      $8,762                             $10,958
10/31/01                  $12,624                      $8,930                             $11,102
11/30/01                  $13,144                      $9,615                             $11,796
12/31/01                  $13,501                      $9,699                             $12,106
1/31/02                   $13,367                      $9,558                             $11,988
2/28/02                   $13,416                      $9,373                             $11,923
3/31/02                   $13,805                      $9,726                             $12,475
4/30/02                   $13,875                      $9,136                             $12,138
5/31/02                   $13,875                      $9,069                             $12,109
6/30/02                   $12,964                      $8,424                             $11,225
7/31/02                   $12,175                      $7,768                             $10,237
8/31/02                   $12,290                      $7,818                             $10,344
9/30/02                   $11,616                      $6,969                              $9,224
10/31/02                  $11,781                      $7,582                              $9,740
11/30/02                  $12,017                      $8,027                             $10,426
12/31/02                  $11,653                      $7,556                              $9,945

AVERAGE ANNUAL TOTAL RETURN

CLASS B                12/31/02
------------------------------------
1-Year                  -15.26%

3-Year                    0.72%

Since Inception (1/1/99)  3.90%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Class C (11/1/96-12/31/02)

Date              Mutual Shares Fund- Class C         S&P 500 4              Lipper Multi-Cap Value Funds Average 4
11/1/96                    $9,900                     $10,000                             $10,000
11/30/96                  $10,467                     $10,755                             $10,673
12/31/96                  $10,576                     $10,542                             $10,612
1/31/97                   $10,901                     $11,200                             $11,026
2/28/97                   $11,154                     $11,288                             $11,136
3/31/97                   $10,995                     $10,826                             $10,779
4/30/97                   $11,103                     $11,471                             $11,097
5/31/97                   $11,621                     $12,168                             $11,800
6/30/97                   $11,969                     $12,713                             $12,219
7/31/97                   $12,624                     $13,724                             $13,093
8/31/97                   $12,526                     $12,955                             $12,777
9/30/97                   $13,090                     $13,664                             $13,465
10/31/97                  $12,848                     $13,208                             $12,964
11/30/97                  $13,004                     $13,819                             $13,230
12/31/97                  $13,235                     $14,057                             $13,451
1/31/98                   $13,129                     $14,212                             $13,412
2/28/98                   $13,879                     $15,236                             $14,321
3/31/98                   $14,329                     $16,016                             $14,967
4/30/98                   $14,266                     $16,178                             $15,045
5/31/98                   $14,123                     $15,900                             $14,715
6/30/98                   $14,048                     $16,545                             $14,793
7/31/98                   $13,661                     $16,370                             $14,327
8/31/98                   $11,720                     $14,006                             $12,174
9/30/98                   $11,638                     $14,904                             $12,722
10/31/98                  $12,392                     $16,116                             $13,723
11/30/98                  $13,045                     $17,092                             $14,368
12/31/98                  $13,163                     $18,077                             $14,823
1/31/99                   $13,359                     $18,832                             $14,928
2/28/99                   $13,170                     $18,247                             $14,533
3/31/99                   $13,773                     $18,977                             $14,954
4/30/99                   $14,824                     $19,711                             $16,118
5/31/99                   $14,892                     $19,246                             $16,066
6/30/99                   $15,305                     $20,314                             $16,598
7/31/99                   $14,864                     $19,680                             $16,140
8/31/99                   $14,278                     $19,582                             $15,669
9/30/99                   $13,899                     $19,045                             $15,031
10/31/99                  $14,430                     $20,251                             $15,513
11/30/99                  $14,692                     $20,662                             $15,589
12/31/99                  $14,989                     $21,879                             $16,065
1/31/00                   $14,479                     $20,780                             $15,336
2/29/00                   $13,873                     $20,388                             $14,675
3/31/00                   $15,299                     $22,382                             $16,251
4/30/00                   $15,129                     $21,708                             $16,226
5/31/00                   $15,307                     $21,263                             $16,388
6/30/00                   $15,026                     $21,788                             $15,995
7/31/00                   $15,432                     $21,448                             $16,136
8/31/00                   $16,198                     $22,780                             $17,157
9/30/00                   $16,166                     $21,577                             $17,051
10/31/00                  $16,533                     $21,487                             $17,498
11/30/00                  $16,006                     $19,794                             $16,891
12/31/00                  $16,890                     $19,891                             $17,916
1/31/01                   $17,870                     $20,597                             $18,410
2/28/01                   $17,862                     $18,720                             $17,939
3/31/01                   $17,397                     $17,535                             $17,340
4/30/01                   $18,094                     $18,896                             $18,311
5/31/01                   $18,705                     $19,023                             $18,677
6/30/01                   $18,807                     $18,560                             $18,374
7/31/01                   $18,781                     $18,379                             $18,349
8/31/01                   $18,338                     $17,230                             $17,730
9/30/01                   $16,708                     $15,839                             $16,243
10/31/01                  $16,628                     $16,142                             $16,457
11/30/01                  $17,301                     $17,380                             $17,486
12/31/01                  $17,778                     $17,533                             $17,946
1/31/02                   $17,602                     $17,277                             $17,770
2/28/02                   $17,667                     $16,944                             $17,674
3/31/02                   $18,184                     $17,581                             $18,492
4/30/02                   $18,276                     $16,515                             $17,993
5/31/02                   $18,276                     $16,395                             $17,950
6/30/02                   $17,071                     $15,227                             $16,639
7/31/02                   $16,040                     $14,041                             $15,175
8/31/02                   $16,181                     $14,132                             $15,333
9/30/02                   $15,300                     $12,598                             $13,672
10/31/02                  $15,516                     $13,705                             $14,438
11/30/02                  $15,825                     $14,511                             $15,454
12/31/02                  $15,683                     $13,659                             $14,742

AVERAGE ANNUAL TOTAL RETURN

CLASS C                 12/31/02
----------------------------------
1-Year                   -13.50%

5-Year                     3.25%

Since Inception (11/1/96)  7.53%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Class R (1/1/02-12/31/02)

Date              Mutual Shares Fund- Class R         S&P 500 4              Lipper Multi-Cap Value Funds Average 4
1/1/02                    $10,000                     $10,000                             $10,000
1/31/02                    $9,912                      $9,854                              $9,902
2/28/02                    $9,953                      $9,664                              $9,849
3/31/02                   $10,253                     $10,027                             $10,305
4/30/02                   $10,309                      $9,420                             $10,026
5/31/02                   $10,315                      $9,351                             $10,002
6/30/02                    $9,638                      $8,685                              $9,272
7/31/02                    $9,061                      $8,008                              $8,456
8/31/02                    $9,145                      $8,060                              $8,544
9/30/02                    $8,652                      $7,185                              $7,619
10/31/02                   $8,778                      $7,817                              $8,045
11/30/02                   $8,951                      $8,276                              $8,612
12/31/02                   $8,788                      $7,790                              $8,215

AVERAGE ANNUAL TOTAL RETURN

CLASS R                 12/31/02
---------------------------------
1-Year                   -12.12%

Since Inception (1/1/02) -12.12%



4. Sources: Standard & Poor's Micropal; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 12/31/02, the Lipper Multi-Cap Value Funds Average comprised 476 mutual funds within the Multi-Cap Value investment objective, including Mutual Shares Fund. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered.

Past performance does not guarantee future results.

MUTUAL SHARES FUND
Financial Highlights

                                                                              CLASS Z
                                                         -------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................        $19.44     $19.79     $20.43     $19.55     $21.30
                                                         -------------------------------------------------------
Income from investment operations:
 Net investment income ..............................           .33        .29        .34        .33        .53
 Net realized and unrealized gains (losses) .........         (2.42)       .95       2.23       2.55       (.46)
                                                         -------------------------------------------------------
Total from investment operations ....................         (2.09)      1.24       2.57       2.88        .07
                                                         -------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.25)      (.24)      (.70)      (.42)      (.53)
 Net realized gains .................................          (.26)     (1.35)     (2.51)     (1.58)     (1.29)
                                                         -------------------------------------------------------
Total distributions .................................          (.51)     (1.59)     (3.21)     (2.00)     (1.82)
                                                         -------------------------------------------------------
Net asset value, end of year ........................        $16.84     $19.44     $19.79     $20.43     $19.55
                                                         =======================================================
Total return* .......................................      (10.89)%      6.32%     13.83%     14.95%       .45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................    $4,585,605 $5,465,075 $5,359,319 $5,571,867 $6,279,026
Ratios to average net assets: (a)
 Expenses ...........................................          .79%       .78%       .79%       .77%       .76%
 Expenses, excluding waiver and payments
 by affiliate .......................................          .79%       .78%       .82%       .81%       .80%
 Net investment income ..............................         1.79%      1.40%      1.69%      1.58%      2.15%
Portfolio turnover rate .............................        51.22%     52.98%     63.22%     66.24%     69.46%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ............................................       .78%       .77%       .76%       .75%       .73%
   Expenses, excluding waiver and payments
   by affiliate ........................................       .78%       .77%       .79%       .79%       .77%


*Total return is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL SHARES FUND
Financial Highlights (CONTINUED)

                                                                                   CLASS A
                                                         -------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $19.37     $19.73     $20.38     $19.50     $21.26
                                                         -------------------------------------------------------
Income from investment operations:
 Net investment income ...............................          .26        .22        .27        .26        .40
 Net realized and unrealized gains (losses) ..........        (2.40)       .95       2.22       2.54       (.41)
                                                         -------------------------------------------------------
Total from investment operations .....................        (2.14)      1.17       2.49       2.80       (.01)
                                                         -------------------------------------------------------
Less distributions from:
 Net investment income ...............................         (.19)      (.18)      (.63)      (.34)      (.46)
 Net realized gains ..................................         (.26)     (1.35)     (2.51)     (1.58)     (1.29)
                                                         -------------------------------------------------------
Total distributions ..................................         (.45)     (1.53)     (3.14)     (1.92)     (1.75)
                                                         -------------------------------------------------------
Net asset value, end of year .........................       $16.78     $19.37     $19.73     $20.38     $19.50
                                                         =======================================================
Total return* ........................................     (11.20)%      5.94%     13.42%     14.57%       .06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $1,543,833 $1,580,046 $1,283,230 $1,365,694 $1,509,647
Ratios to average net assets: (a)
 Expenses ............................................        1.14%      1.13%      1.14%      1.12%      1.11%
 Expenses, excluding waiver and payments by affiliate         1.14%      1.13%      1.17%      1.16%      1.15%
 Net investment income ...............................        1.44%      1.05%      1.34%      1.23%      1.78%
Portfolio turnover rate ..............................       51.22%     52.98%     63.22%     66.24%     69.46%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ..........................................        1.13%      1.12%      1.11%      1.10%      1.08%
   Expenses, excluding waiver and payments
   by affiliate ......................................        1.13%      1.12%      1.14%      1.14%      1.12%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL SHARES FUND
Financial Highlights (CONTINUED)

                                                                                    CLASS B
                                                                     -----------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------
                                                                         2002        2001      2000      1999 +
                                                                     -----------------------------------------
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $19.12      $19.56    $20.26    $19.50
                                                                     -----------------------------------------
Income from investment operations:
 Net investment income ............................................       .15         .08       .14       .09
 Net realized and unrealized gains (losses) .......................     (2.36)        .95      2.20      2.55
                                                                     -----------------------------------------
Total from investment operations ..................................     (2.21)       1.03      2.34      2.64
                                                                     -----------------------------------------
Less distributions from:
 Net investment income ............................................      (.12)       (.12)     (.53)     (.30)
 Net realized gains ...............................................      (.26)      (1.35)    (2.51)    (1.58)
                                                                     -----------------------------------------
Total distributions ...............................................      (.38)      (1.47)    (3.04)    (1.88)
                                                                     -----------------------------------------
Net asset value, end of year ......................................    $16.53      $19.12    $19.56    $20.26
                                                                     =========================================
Total return* .....................................................  (11.80)%       5.26%    12.69%    13.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................  $235,470    $126,579   $34,778   $21,634
Ratios to average net assets: (a)
 Expenses .........................................................     1.79%       1.78%     1.79%     1.77%
 Expenses, excluding waiver and payments by affiliate .............     1.79%       1.78%     1.82%     1.81%
 Net investment income ............................................      .79%        .37%      .70%      .46%
Portfolio turnover rate ...........................................    51.22%      52.98%    63.22%    66.24%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses .......................................................     1.78%       1.77%     1.76%     1.75%
   Expenses, excluding waiver and payments by affiliate ...........     1.78%       1.77%     1.79%     1.79%


*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL SHARES FUND
Financial Highlights (CONTINUED)

                                                                               CLASS C
                                                           -----------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                           -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $19.26     $19.63     $20.29     $19.41     $21.18
                                                           -----------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .15        .08        .14        .12        .28
 Net realized and unrealized gains (losses) .............     (2.39)       .95       2.20       2.53       (.43)
                                                           -----------------------------------------------------
Total from investment operations ........................     (2.24)      1.03       2.34       2.65       (.15)
                                                           -----------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.08)      (.05)      (.49)      (.20)      (.33)
 Net realized gains .....................................      (.26)     (1.35)     (2.51)     (1.57)     (1.29)
                                                           -----------------------------------------------------
Total distributions .....................................      (.34)     (1.40)     (3.00)     (1.77)     (1.62)
                                                           -----------------------------------------------------
Net asset value, end of year ............................    $16.68     $19.26     $19.63     $20.29     $19.41
                                                           =====================================================
Total return* ...........................................  (11.78)%      5.26%     12.68%     13.87%     (.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $866,422   $885,658   $759,477   $890,712   $993,931
Ratios to average net assets: (a)
 Expenses ...............................................     1.78%      1.78%      1.78%      1.76%      1.76%
 Expenses, excluding waiver and payments by affiliate ...     1.78%      1.78%      1.81%      1.80%      1.80%
 Net investment income ..................................      .80%       .40%       .70%       .59%      1.12%
Portfolio turnover rate .................................    51.22%     52.98%     63.22%     66.24%     69.46%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
 Expenses ...............................................     1.77%      1.77%      1.75%      1.74%      1.73%
 Expenses, excluding waiver and payments by affiliate ...     1.77%      1.77%      1.78%      1.78%      1.77%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL SHARES FUND
Financial Highlights (CONTINUED)

                                                                    CLASS R
                                                                ---------------
                                                                 PERIOD ENDED
                                                                DEC. 31, 2002 +
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $19.36
                                                                ---------------
Income from investment operations:
 Net investment income .......................................            .24
 Net realized and unrealized gains (losses) ..................          (2.37)
                                                                ---------------
Total from investment operations .............................          (2.13)
                                                                ---------------
Less distributions from:
 Net investment income .......................................           (.22)
 Net realized gains ..........................................           (.26)
                                                                ---------------
Total distributions ..........................................           (.48)
                                                                ---------------
Net asset value, end of period ...............................         $16.75
                                                                ===============
Total return* ................................................       (11.26)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................        $13,392
Ratios to average net assets: (a)
 Expenses ....................................................          1.29%**
 Expenses, excluding waiver and payments by affiliate ........          1.29%**
 Net investment income .......................................          1.29%**
Portfolio turnover rate ......................................         51.22%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ..................................................          1.28%**
   Expenses, excluding waiver and payments by affiliate ......          1.28%**


*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
**Annualized.
+Effective date of Class R shares was January 2, 2002.
++Based on average weighted shares outstanding.

                       See notes to financial statements.

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002


                                                                                    SHARES/
                                                                  COUNTRY          WARRANTS               VALUE
--------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 57.7%
       AEROSPACE & DEFENSE .3%
       Northrop Grumman Corp. ............................     United States          187,100        $   18,148,700
                                                                                                     ---------------
       BANKS 4.0%
       Bank of America Corp. .............................     United States          445,963            31,025,648
       Bank of Ireland ...................................    Irish Republic        4,034,393            41,405,312
       Fleet Boston Financial Corp. ......................     United States        2,389,005            58,052,821
       Greenpoint Financial Corp. ........................     United States          847,702            38,299,176
 *(R)+ Nippon Investment LLC .............................         Japan           18,938,000            20,360,244
       Sovereign Bancorp Inc. ............................     United States        5,828,890            81,895,904
       U.S. Bancorp ......................................     United States        1,015,140            21,541,271
                                                                                                     ---------------
                                                                                                        292,580,376
                                                                                                     ---------------
       BEVERAGES 1.5%
       Allied Domecq PLC .................................    United Kingdom        6,616,600            42,288,464
       Brown-Forman Corp., A .............................     United States           62,730             4,202,910
       Brown-Forman Corp., B .............................     United States          938,200            61,320,752
                                                                                                     ---------------
                                                                                                        107,812,126
                                                                                                     ---------------
       CHEMICALS 1.4%
       Akzo Nobel NV .....................................      Netherlands         1,947,223            61,772,167
       Syngenta AG .......................................      Switzerland           724,818            41,962,596
                                                                                                     ---------------
                                                                                                        103,734,763
                                                                                                     ---------------
       COMMERCIAL SERVICES & SUPPLIES 2.0%
     * Alderwoods Group Inc. .............................     United States        1,111,060             5,254,203
     * Cendant Corp. .....................................     United States        3,792,184            39,742,088
     * Republic Services Inc. ............................     United States        3,535,550            74,175,839
       Waste Management Inc. .............................     United States        1,106,252            25,355,296
                                                                                                     ---------------
                                                                                                        144,527,426
                                                                                                     ---------------
       COMPUTERS & PERIPHERALS
    *+ DecisionOne Corp. .................................     United States          457,492               914,984
                                                                                                     ---------------
       CONSTRUCTION MATERIALS .6%
       Martin Marietta Materials Inc. ....................     United States        1,460,250            44,771,265
                                                                                                     ---------------
       DIVERSIFIED FINANCIALS 1.2%
       Bear Stearns Cos. Inc. ............................     United States          357,404            21,229,798
       Household International Inc. ......................     United States          130,600             3,631,986
  *(R) Leucadia National Corp. ...........................     United States        1,012,141            33,986,683
       Principal Financial Group .........................     United States          858,195            25,857,415
     * Tsx Group Inc. ....................................        Canada              229,100             3,081,640
                                                                                                     ---------------
                                                                                                         87,787,522
                                                                                                     ---------------
       DIVERSIFIED TELECOMMUNICATION SERVICES .3%
       BCE Inc. ..........................................        Canada            1,416,700            25,557,634
     * McLeodUSA Inc., wts., 4/16/07 .....................     United States          534,234               186,982
                                                                                                     ---------------
                                                                                                         25,744,616
                                                                                                     ---------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                    SHARES/
                                                                  COUNTRY          WARRANTS               VALUE
--------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       ELECTRIC UTILITIES 1.4%
       E.ON AG ...........................................        Germany             663,027        $   26,717,846
     * PG & E Corp. ......................................     United States        1,300,160            18,072,224
  *(R) PG & E Corp., wts., 9/02/06 .......................     United States           27,436               342,977
       PPL Corp. .........................................     United States        1,368,300            47,452,644
       Public Service Enterprise Group Inc. ..............     United States          301,600             9,681,360
                                                                                                     ---------------
                                                                                                        102,267,051
                                                                                                     ---------------
       FOOD & DRUG RETAILING 2.0%
     * Kroger Co. ........................................     United States        6,599,160           101,957,022
     * Safeway Inc. ......................................     United States        1,703,500            39,793,760
                                                                                                     ---------------
                                                                                                        141,750,782
                                                                                                     ---------------
       FOOD PRODUCTS 3.4%
       Cadbury Schweppes PLC .............................    United Kingdom        6,371,175            39,694,197
       Groupe Danone .....................................        France              415,633            55,916,122
       Hershey Food Corp. ................................     United States          318,150            21,456,036
       Nestle SA .........................................      Switzerland           433,370            91,832,943
       Orkla ASA .........................................        Norway            2,119,190            36,096,051
                                                                                                     ---------------
                                                                                                        244,995,349
                                                                                                     ---------------
       HEALTH CARE PROVIDERS & SERVICES 1.1%
       CIGNA Corp. .......................................     United States          540,685            22,232,967
     * Genesis Health Ventures Inc. ......................     United States          496,885             7,676,873
     * Health Net Inc., A ................................     United States          742,210            19,594,344
    *+ Kindred Healthcare Inc. ...........................     United States        1,190,483            20,528,034
    *+ Kindred Healthcare Inc., wts., Series A, 4/20/06 ..     United States          211,977               882,036
    *+ Kindred Healthcare Inc., wts., Series B, 4/20/06 ..     United States          529,943             1,920,646
     * Rotech Healthcare Inc. ............................     United States          391,150             6,551,763
  *(R) Rotech Medical Corp. ..............................     United States           57,427                    --
                                                                                                     ---------------
                                                                                                         79,386,663
                                                                                                     ---------------
       HOTELS RESTAURANTS & LEISURE 1.4%
       P & O Princess Cruises PLC ........................    United Kingdom        5,221,975            36,233,357
     * Park Place Entertainment Corp. ....................     United States        7,850,035            65,940,294
                                                                                                     ---------------
                                                                                                        102,173,651
                                                                                                     ---------------
       HOUSEHOLD DURABLES
     * Bulova Corp. ......................................     United States           37,900               961,713
                                                                                                     ---------------
       INSURANCE 8.3%
     * Alleghany Corp. ...................................     United States          322,101            57,172,928
     * Berkshire Hathaway Inc., A ........................     United States            1,230            89,482,500
     * Berkshire Hathaway Inc., B ........................     United States           46,365           112,342,395
       Canada Life Financial Corp. .......................        Canada               21,400               545,769
  *(R) Montpelier Re Holdings Ltd. .......................        Bermuda             607,140            16,611,350
       Muenchener Rueckversicherungs-Gesellschaft ........        Germany             114,540            13,690,519
       Old Republic International Corp. ..................     United States        2,520,295            70,568,260
  *(R) Olympus Re Holdings Ltd. ..........................        Bermuda             202,380            23,534,770

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                    SHARES/
                                                                  COUNTRY          WARRANTS               VALUE
--------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       INSURANCE (CONT.)
       Prudential Financial Inc. .........................     United States        1,094,900        $   34,752,126
     * Travelers Property Casualty Corp., A ..............     United States        2,238,020            32,786,993
     + White Mountains Insurance Group Inc. ..............     United States          387,190           125,062,370
  (R)+ White Mountains Insurance Group Inc. ..............     United States           85,000            26,082,250
                                                                                                     ---------------
                                                                                                        602,632,230
                                                                                                     ---------------
       IT CONSULTING & SERVICES .1%
     * Comdisco Contingent Equity ........................     United States       95,431,240               357,867
     * Comdisco Holding Co., Inc. ........................     United States           81,835             6,383,130
                                                                                                     ---------------
                                                                                                          6,740,997
                                                                                                     ---------------
       MACHINERY .3%
     * Joy Global Inc. ...................................     United States        1,536,413            17,300,010
 *(R)+ Lancer Industries Inc., B .........................     United States                3             4,877,576
                                                                                                     ---------------
                                                                                                         22,177,586
                                                                                                     ---------------
       MARINE .4%
       Peninsular & Oriental Steam Navigation Co. ........    United Kingdom       11,357,754            30,078,410
                                                                                                     ---------------
       MEDIA 7.6%
       Dow Jones & Co. Inc. ..............................     United States          232,410            10,047,084
       E. W. Scripps Co., A ..............................     United States        1,218,175            93,738,566
     * Fox Entertainment Group Inc., A ...................     United States          963,685            24,988,352
     * Hispanic Broadcasting Corp., A ....................     United States           91,900             1,888,545
       Lagardere SCA .....................................        France            2,122,520            86,221,180
     * Liberty Media Corp., A ............................     United States       10,890,724            97,363,073
       Meredith Corp. ....................................     United States        1,036,335            42,603,732
       Omnicom Group Inc. ................................     United States          274,200            17,713,320
     * TVMAX Holdings Inc. ...............................     United States          128,831               515,324
       Washington Post Co., B ............................     United States          239,038           176,410,044
                                                                                                     ---------------
                                                                                                        551,489,220
                                                                                                     ---------------
       METALS & MINING 1.8%
       Anglo American PLC ................................     South Africa         1,695,969            25,187,253
       Anglo American PLC, ADR ...........................     South Africa             2,300                33,580
     * Glamis Gold Ltd. ..................................        Canada              225,600             2,541,891
 *(R)+ International Steel Group .........................     United States            1,551            71,733,750
       Newmont Mining Corp. ..............................     United States          959,600            27,857,188
                                                                                                     ---------------
                                                                                                        127,353,662
                                                                                                     ---------------
       MULTI-UTILITIES .6%
       Suez SA ...........................................        France            2,594,864            45,039,038
                                                                                                     ---------------
       OIL & GAS 2.9%
       Amerada Hess Corp. ................................     United States          542,400            29,859,120
       BP PLC ............................................    United Kingdom        3,445,391            23,684,429
       BP PLC, ADR .......................................    United Kingdom           46,300             1,882,095
       Burlington Resources Inc. .........................     United States        1,315,225            56,094,346

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                    SHARES/
                                                                  COUNTRY          WARRANTS               VALUE
--------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       OIL & GAS (CONT.)
       Conocophillips ....................................     United States        1,488,834        $   72,044,677
    *+ Southwest Royalties Inc., A .......................     United States          123,013             3,690,380
       Total Fina Elf SA, B ..............................        France              137,300            19,609,552
                                                                                                     ---------------
                                                                                                        206,864,599
                                                                                                     ---------------
       PAPER & FOREST PRODUCTS 1.3%
       Abitibi-Consolidated Inc. .........................        Canada            7,880,387            60,507,086
       MeadWestvaco Corp. ................................     United States        1,281,920            31,676,243
                                                                                                     ---------------
                                                                                                         92,183,329
                                                                                                     ---------------
       PHARMACEUTICALS 3.7%
       Bristol-Myers Squibb Co. ..........................     United States          977,300            22,624,495
       Daiichi Pharmaceutical Co. ........................         Japan            2,767,380            39,713,897
       ICN Pharmaceuticals Inc. ..........................     United States        3,432,235            37,445,684
       Merck & Co. Inc. ..................................     United States          712,350            40,326,133
       Pharmacia Corp. ...................................     United States        1,352,600            56,538,680
       Schering-Plough Corp. .............................     United States        1,167,400            25,916,280
       Takeda Chemical Industries Ltd. ...................         Japan              908,260            37,962,161
       Wyeth .............................................     United States          235,600             8,811,440
                                                                                                     ---------------
                                                                                                        269,338,770
                                                                                                     ---------------
       REAL ESTATE 2.0%
    *+ Alexander's Inc. ..................................     United States          383,200            24,735,560
       Canary Wharf Group PLC ............................    United Kingdom       14,337,831            54,358,929
       General Growth Properties Inc. ....................     United States          287,000            14,924,000
  *(R) Security Capital European Realty ..................      Luxembourg            323,083             4,548,201
       St. Joe Co. .......................................     United States          853,035            25,591,050
       Ventas Inc. .......................................     United States        1,778,665            20,365,714
                                                                                                     ---------------
                                                                                                        144,523,454
                                                                                                     ---------------
       ROAD & RAIL 1.7%
       Burlington Northern Santa Fe Corp. ................     United States        1,208,355            31,429,313
       Canadian National Railway Co. .....................        Canada              821,010            33,920,321
       Florida East Coast Industries Inc., A .............     United States        1,986,960            46,097,472
       Florida East Coast Industries Inc., B .............     United States          419,711             9,263,022
                                                                                                     ---------------
                                                                                                        120,710,128
                                                                                                     ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS .1%
     * Integrated Device Technology Inc. .................     United States        1,293,948            10,830,345
                                                                                                     ---------------
       SOFTWARE .5%
     * BMC Software Inc. .................................     United States        2,092,800            35,807,808
                                                                                                     ---------------
       TOBACCO 5.8%
       Altadis SA ........................................         Spain            6,145,155           140,194,631
       Altadis SA (Paris Listed) .........................         Spain              159,400             3,623,145
       British American Tobacco PLC ......................    United Kingdom       13,248,348           132,342,713
       British American Tobacco PLC, ADR .................    United Kingdom           70,550             1,389,835

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                    SHARES/
                                                                  COUNTRY          WARRANTS               VALUE
--------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       TOBACCO (CONT.)
       Gallaher Group PLC ................................    United Kingdom        2,541,763        $   25,247,404
       Gallaher Group PLC, ADR ...........................    United Kingdom           21,800               854,560
       Philip Morris Cos. Inc. ...........................     United States        2,026,630            82,139,314
       UST Inc. ..........................................     United States        1,025,500            34,282,465
                                                                                                     ---------------
                                                                                                        420,074,064
                                                                                                     ---------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $3,616,528,315).............................                                            4,183,400,627
                                                                                                     ---------------
       PREFERRED STOCKS 1.6%
     * Genesis Health Ventures Inc., 6.00%, cvt., pfd. ...     United States            5,772               550,071
       Henkel KGAA, pfd. .................................        Germany             337,672            21,367,384
  *(R) Leucadia National Corp., cvt., pfd. ...............     United States                4            18,102,036
     * McLeodUSA Inc., 2.50%, cvt., pfd. .................     United States          241,090               988,469
  +(R) White Mountains Insurance Group Inc., cvt., pfd. ..     United States          265,658            77,226,782
                                                                                                     ---------------
       TOTAL PREFERRED STOCKS (COST $119,416,752) ........                                              118,234,742
                                                                                                     ---------------

                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                            -------------------
       CORPORATE BONDS & NOTES 4.2%
       Alderwoods Group Inc.:
        11.00%, 1/02/07 ...............................    United States    $   3,018,100            $    3,033,191
        12.25%, 1/02/09 ...............................    United States       11,330,400                10,367,316
       Calpine Canada Energy Finance:
        8.50%, 5/01/08 ................................       Canada           18,484,000                 8,132,960
        8.375%, 10/15/08 ..............................       Canada              380,000   EUR             163,759
       Calpine Corp.:
        7.625%, 4/15/06 ...............................    United States        1,870,000                   860,200
        7.875%, 4/01/08 ...............................    United States        3,419,000                 1,453,075
        7.75%, 4/15/09 ................................    United States          750,000                   318,750
        8.625%, 8/15/10 ...............................    United States        2,930,000                 1,259,900
        8.50%, 2/15/11 ................................    United States       16,135,000                 7,099,400
     * Comdisco Holding Co. Inc., 11.00%, 8/12/05 .....    United States        9,185,924                 9,231,854
     + DecisionOne Corp., Term Loan ...................    United States       15,556,194                12,635,087
       Edison International, 6.875%, 9/15/04 ..........    United States        8,120,000                 7,592,200
       Eurotunnel Finance Ltd.:
        Equity Note, 12/31/03 .........................   United Kingdom        7,369,442   GBP           3,915,120
        Participating Loan Note, 4/30/40 ..............   United Kingdom        1,482,000   GBP             799,263
       Eurotunnel PLC:
        12/31/18, Tier 2 ..............................   United Kingdom       12,719,682   GBP          15,050,818
        12/31/25, Tier 3 ..............................   United Kingdom       11,580,539   GBP          11,465,695
        12/31/50, Resettable Advance R5 ...............   United Kingdom        3,042,185   GBP           1,959,034
        Stabilization Advance S8, Tier 1 ..............   United Kingdom        3,099,475   GBP           1,197,556
        Stabilization Advance S8, Tier 2 ..............   United Kingdom        1,851,188   GBP             655,646

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                   PRINCIPAL
                                                              COUNTRY              AMOUNT**               VALUE
--------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Eurotunnel SA:
        5.28%, 12/31/18, Tier 2 (Pibor) ...............       France        $   1,393,972   EUR      $    1,075,178
        5.28%, 12/31/25, Tier 3 (Pibor) ...............       France            3,701,524   EUR           2,388,882
        12/31/18, Tier 2 (Libor) ......................       France            3,151,383   EUR           2,430,678
        12/31/25, Tier 3 (Libor) ......................       France           32,622,664   EUR          21,053,947
        12/31/50, Resettable Advance R4 ...............       France              515,267   EUR             216,287
        Stabilization Advance S6, Tier 1 (Pibor) ......       France              548,757   EUR             138,207
        Stabilization Advance S6, Tier 2 (Libor) ......       France            1,935,879   EUR             446,930
        Stabilization Advance S7, Tier 1 (Pibor) ......       France            2,110,667   EUR             531,582
     KFW International Finance Inc., 6.25%, 10/15/03 ..       Germany          10,000,000   EUR          10,776,279
     Level 3 Communications Inc., Term Loan ...........    United States        3,003,000                 2,267,265
     Mirant Mid-Atlantic LLC, 8.625%, 6/30/12 .........    United States        1,694,995                 1,251,669
     Providian Financial Corp., senior note,
         cvt., zero cpn., 2/15/21 .....................    United States       32,495,000                10,926,444
     Qwest Capital Funding:
        5.875%, 8/03/04 ...............................    United States       16,792,000                14,189,240
        7.00%, 8/03/09 ................................    United States       13,205,000                 8,781,325
        7.90%, 8/15/10 ................................    United States        1,190,000                   803,250
        7.25%, 2/15/11 ................................    United States       45,070,000                29,971,550
     Qwest Corp.:
        7.625%, 6/09/03 ...............................    United States          742,000                   730,870
        8.875%, 3/15/12 ...............................    United States        1,490,000                 1,452,750
     South Point Energy, 9.825%, 5/30/19 ..............    United States        2,560,000                 1,523,200
     Southern California Edison Co.:
        7.20%, 11/03/03 ...............................    United States       19,342,000                19,148,580
        6.375%, 1/15/06 ...............................    United States        1,090,000                   964,650
        7.125%, 7/15/25 ...............................    United States          905,000                   769,250
    +Southwest Royalties Inc., 10.50%, 6/30/04 ........    United States        8,200,000                 8,200,000
     Tyco International Group SA:
        6.375%, 2/15/06 ...............................     Luxembourg         12,845,000                12,469,977
        FRN, 2.228%, 7/30/03 ..........................     Luxembourg            370,000                   359,011
     Tyco International Ltd., cvt., zero cpn., 11/17/20       Bermuda          4,835,000                  3,487,244
     U.S. West Capital Funding Inc., 6.375%, 7/15/08 ..    United States        5,260,000                 3,392,700
     U.S. West Communications Inc., 6.625%, 9/15/05 ...    United States        2,835,000                 2,650,725
     Williams Production RMT Co., Term Loan ...........    United States       13,381,159                15,388,333
     Wiltel Communications Group Inc.,
     FRN, 6.129%, 1/21/03 .............................    United States        8,523,796                 6,051,895
     Xerox Credit Corp.:
        1.50%, 6/06/05 ................................    United States    2,200,000,000   JPY          13,904,104
        2.00%, 6/06/07 ................................    United States    1,200,000,000   JPY           6,370,608
                                                                                                     ---------------
     TOTAL CORPORATE BONDS & NOTES (COST $270,523,154)                                                  301,303,434
                                                                                                     ---------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                               PRINCIPAL
                                                              COUNTRY          AMOUNT**                   VALUE
--------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION 5.0%
    *Adelphia Communications Corp.:
        9.25%, 10/01/02 ...............................    United States    $   3,740,000            $    1,383,800
        8.125%, 7/15/03 ...............................    United States        1,442,000                   540,750
        7.50%, 1/15/04 ................................    United States        3,750,000                 1,406,250
        10.50%, 7/15/04 ...............................    United States        5,820,000                 2,211,600
        10.25%, 11/01/06 ..............................    United States       11,095,000                 4,216,100
        9.875%, 3/01/07 ...............................    United States        2,685,000                 1,020,300
        8.375%, 2/01/08 ...............................    United States       14,465,000                 5,424,375
        7.75%, 1/15/09 ................................    United States       10,030,000                 3,761,250
        7.875%, 5/01/09 ...............................    United States        3,985,000                 1,494,375
        9.375%, 11/15/09 ..............................    United States        2,840,000                 1,107,600
        10.875%, 10/01/10 .............................    United States        5,782,000                 2,226,070
        10.25%, 6/15/11 ...............................    United States       12,840,000                 5,007,600
        cvt., 6.00%, 2/15/06 ..........................    United States       49,687,000                 3,974,960
        cvt., 3.25%, 5/01/21 ..........................    United States        5,690,000                   455,200
    *Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11   United States          775,000                    48,825
    *Century Communications Corp.:
        9.50%, 3/01/05 ................................    United States          743,000                   196,895
        8.875%, 1/15/07 ...............................    United States          572,000                   151,580
        8.375%, 12/15/07 ..............................    United States          875,000                   231,875
        zero cpn., 3/15/03 ............................    United States       10,740,000                 2,631,300
    *Dow Corning Corp.:
        9.50%, 8/10/95 ................................    United States        1,250,000                 2,350,000
        8.55%, 3/01/01 ................................    United States          500,000                   835,000
        9.375%, 2/01/08 ...............................    United States        2,170,000                 4,123,000
        8.15%, 10/15/29 ...............................    United States        5,280,000                 8,817,600
        Bank Claim ....................................    United States        1,000,000                 1,410,000
        Bank Claim #2 .................................    United States        1,391,595                 2,198,720
        Bank Debt .....................................    United States        2,738,952                 3,861,922
        Bank Debt .....................................    United States      600,000,000    JPY          7,988,540
        Bank Debt #1 ..................................    United States        7,500,000                10,575,000
    *Frontier Corp., 7.25%, 5/15/04 ...................    United States        2,350,000                   129,250
    *Global Crossing Holdings Ltd.:
        9.125%, 11/15/06 ..............................    United States       12,445,000                   435,575
        9.625%, 5/15/08 ...............................    United States        6,200,000                   217,000
        9.50%, 11/15/09 ...............................    United States       10,220,000                   357,700
        Bank Claim ....................................    United States          712,000                   137,060
        Revolver ......................................    United States       39,944,647                 7,689,345
        Term Loan .....................................    United States       18,985,000                 3,654,613
    *Global Crossing Ltd., 6.00%, 10/15/03 ............    United States        2,200,000                   121,000
    *Guangdong Int'l Trust & Investment Corp.
        144A, 8.75%, 10/24/16 .........................       China             5,800,000                   681,500
    *Guangdong Int'l Trust & Investment Corp.:
        Revolver - Admitted Claim .....................      Hong Kong          1,197,441                   137,705
        Structured Note - Admitted Claim ..............      Hong Kong          1,894,157                   217,828
        Syndicated Loan - Admitted Claim ..............      Hong Kong          3,275,003                   376,625

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                               PRINCIPAL
                                                              COUNTRY          AMOUNT**               VALUE
--------------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
    *Harnischfeger Industries Inc.:
        8.90%, 3/01/22 ................................    United States    $   6,565,000            $       52,520
        8.70%, 6/15/22 ................................    United States        6,004,000                    49,232
        7.25%, 12/15/25 ...............................    United States        8,965,000                    72,617
        6.875%, 2/15/27 ...............................    United States        7,663,000                    61,304
        Stipulated Bank Claim .........................    United States        9,933,950                    78,478
    *Intermedia Communications Inc.:
        8.50%, 1/15/08 ................................    United States        2,000,000                   810,000
        8.60%, 6/01/08 ................................    United States        2,620,000                 1,061,100
        9.50%, 3/01/09 ................................    United States        2,390,000                   967,950
    *Laidlaw Inc.:
        7.70%, 8/15/02 ................................       Canada           11,650,000                 5,635,688
        7.05%, 5/15/03 ................................       Canada            7,120,000                 3,471,000
        6.65%, 10/01/04 ...............................       Canada            1,820,000                   864,500
        7.875%, 4/15/05 ...............................       Canada            6,565,000                 3,151,200
        6.50%, 5/01/05 ................................       Canada            5,560,000                 2,620,150
        7.65%, 5/15/06 ................................       Canada            3,945,000                 1,942,913
        6.70%, 5/01/08 ................................       Canada            4,965,000                 2,339,756
        8.75%, 4/15/25 ................................       Canada            6,260,000                 3,028,275
        6.72%, 10/01/27 ...............................       Canada           13,910,000                 6,607,250
        Revolver ......................................       Canada           30,618,018                14,926,284
    *MCI Communications Corp.:
        8.25%, 1/20/23 ................................    United States        1,869,000                   925,155
        7.75%, 3/15/24 ................................    United States        1,869,000                   925,155
    *Metromedia Fiber Network Inc.:
        14.00%, 3/15/07 ...............................    United States       40,151,000                 8,833,220
        10.00%, 11/15/08 ..............................    United States       26,680,000                   466,900
        senior note, 10.00%, 12/15/09 .................    United States       27,413,000                   479,728
        senior note, 10.00%, 12/15/09 .................    United States       12,625,000    EUR            231,850
    *NTL Communications Corp.:
        12.75%, 4/15/05 ...............................   United Kingdom        4,755,000                   427,950
        9.25%, 11/15/06 ...............................   United Kingdom        6,960,000    EUR            693,860
        10.00%, 2/15/07 ...............................   United Kingdom        9,347,000                   841,230
        12.375%, 2/01/08 ..............................   United Kingdom        7,580,000    EUR            755,669
        11.50%, 10/01/08 ..............................   United Kingdom       17,773,000                 1,688,435
        9.875%, 11/15/09 ..............................   United Kingdom        8,155,000    EUR            812,992
        11.875%, 10/01/10 .............................   United Kingdom        6,210,000                   589,950
        cvt., 7.00%, 12/15/08 .........................   United Kingdom       21,010,000                 4,202,000
        Series B, 12.375%, 10/01/08 ...................   United Kingdom        6,804,000                   544,320
        Series B, 9.75%, 4/15/09 ......................   United Kingdom       25,054,000    GBP          4,638,434
        Series B, 11.50%, 11/15/09 ....................   United Kingdom       11,480,000    EUR          1,153,036
    *NTL Inc.:
        cvt., 5.75%, 12/15/09 .........................   United Kingdom       32,650,000                 5,713,750
        Series B, 11.50%, 2/01/06 .....................   United Kingdom       16,973,000                 1,527,570
        Series B, 9.50%, 4/01/08 ......................   United Kingdom        7,115,000    GBP          1,088,166
        Series B, 10.75%, 4/01/08 .....................   United Kingdom       29,240,000    GBP          4,236,590
        zero cpn., 4/01/08 ............................   United Kingdom       32,390,000                 2,267,300
    *Owens Corning, Revolver ..........................    United States       37,349,559                23,716,970

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                PRINCIPAL
                                                              COUNTRY            AMOUNT**                VALUE
--------------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     PG & E Corp.:
        5.00%, 1/31/03 ................................    United States    $     515,274            $      515,274
        7.375%, 11/01/05 ..............................    United States       36,340,000                35,704,050
        6.50%, 9/02/06 ................................    United States        7,400,000                 7,474,000
        Commercial Paper, 1/18/01 .....................    United States        1,465,000                 1,399,075
        Commercial Paper, 1/30/01 .....................    United States          735,000                   705,600
        Commercial Paper, 2/16/01 .....................    United States        2,200,000                 2,101,000
        FRN, 144A, 7.583%, 10/31/01 ...................    United States       12,650,000                12,017,500
        MTN, 5.94%, 10/07/03 ..........................    United States        1,825,000                 1,688,125
    *PG & E National Energy Group Inc., 10.375%, 5/16/11   United States       15,055,000              5,796,175
    *Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17   United States          385,000                    24,255
    *Safety Kleen Corp.:
        9.25%, 5/15/09 ................................    United States        1,085,000                    46,113
        Revolver ......................................    United States        9,200,677                 4,186,308
        Term Loan .....................................    United States          966,465    CAD            217,176
        Term Loan A ...................................    United States        7,626,791                 2,974,448
        Term Loan B ...................................    United States        8,892,758                 3,468,176
        Term Loan C ...................................    United States        8,123,448                 3,168,145
    *Safety Kleen Services, 9.25%, 6/01/08 ............    United States           85,000                     3,400
    *Spectrasite Holdings Inc.:
        10.75%, 3/15/10 ...............................    United States       13,627,000                 5,110,125
        12.50%, 11/15/10 ..............................    United States        2,865,000                 1,074,375
        cvt., 6.75%, 11/15/10 .........................    United States        1,865,000                   470,912
        senior disc. note, zero cpn., 4/15/09 .........    United States       10,090,000                 3,077,450
        senior disc. note, zero cpn., 3/15/10 .........    United States        8,015,000                 2,123,975
        zero cpn., 7/15/08 ............................    United States       12,420,000                 4,036,500
    *Telewest Communications PLC:
        11.00%, 10/01/07 ..............................   United Kingdom        6,429,000                 1,189,365
        11.25%, 11/01/08 ..............................   United Kingdom        2,250,000                   416,250
        senior disc. note, zero cpn., 4/15/09 .........   United Kingdom        4,330,000                   627,850
        senior disc. note, zero cpn., 2/01/10 .........   United Kingdom        4,470,000                   581,100
        zero cpn., 4/15/09 ............................   United Kingdom       12,795,000    GBP          1,956,863
    *Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ......   United Kingdom       10,462,000                 1,883,160
    *WorldCom Inc.:
        7.875%, 5/15/03 ...............................    United States          980,000                   235,200
        6.25%, 8/15/03 ................................    United States        1,575,000                   378,000
        6.50%, 5/15/04 ................................    United States        1,970,000                   472,800
        6.40%, 8/15/05 ................................    United States        3,500,000                   840,000
        8.00%, 5/15/06 ................................    United States        1,970,000                   472,800
        7.75%, 4/01/07 ................................    United States          775,000                   186,000
        8.25%, 5/15/10 ................................    United States       14,920,000                 3,580,800
        7.375%, 1/15/11 ...............................    United States       29,321,000                 7,037,040
        7.50%, 5/15/11 ................................    United States       31,190,000                 7,485,600
        7.75%, 4/01/27 ................................    United States        3,000,000                   720,000
        6.95%, 8/15/28 ................................    United States        5,945,000                 1,426,800
        8.25%, 5/15/31 ................................    United States       43,207,000                10,369,680

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                               PRINCIPAL
                                                              COUNTRY           AMOUNT**                 VALUE
--------------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
    *WorldCom Inc. - MCI Group:
        6.50%, 4/15/10 ................................    United States    $   1,900,000            $      978,500
        7.125%, 6/15/27 ...............................    United States          985,000                   526,975
    *XO Communications Inc.:
        Revolver ......................................    United States        7,809,750                 3,904,875
        Term Loan A ...................................    United States       13,574,200                 6,787,100
        Term Loan B ...................................    United States       14,128,550                 7,064,275
                                                                                                     ---------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $485,583,772)                                          364,809,325
                                                                                                     ---------------


                                                                             SHARES/PRINCIPAL
                                                                                 AMOUNT**
                                                                           --------------------
     COMPANIES IN LIQUIDATION .3%
    *Apco Oil Corp. ...................................    United States            9,200                        --
    *Brunos Inc., Liquidating Unit ....................    United States           98,873                   435,041
   *+City Investing Company Liquidating Trust .........    United States        4,373,476                 8,309,605
   *+Fine Host Corp. ..................................    United States          784,457                 6,173,677
   *+MBOP Liquidating Trust ...........................    United States          574,712                    57,471
     Peregrine Investments Holdings Ltd.:
        6.70%, 1/15/98 ................................      Hong Kong            500,000                    12,500
        2.60%, 6/30/00 ................................      Hong Kong        250,000,000   JPY             231,735
        cvt., 4.50%, 12/01/14 .........................      Hong Kong         22,710,000                 4,996,200
        zero cpn., 1/22/98 ............................      Hong Kong         95,000,000   JPY              88,059
    *Roeser & Pendelton Liquidating Trust .............    United States            2,800                     6,280
    *United Companies Financial Corp., Revolver .......    United States       45,581,514                   455,815
                                                                                                     ---------------
     TOTAL COMPANIES IN LIQUIDATION (COST $7,743,941)                                                    20,766,383
                                                                                                     ---------------


                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                           --------------------
     GOVERNMENT AGENCIES 29.5%
     Bundesrepublik Deutschland, 3.75%, 9/12/03 .......       Germany          75,000,000    EUR         79,279,171
    bFederal Home Loan Bank, 0.75% to 3.55%, with
     maturities to 3/30/06 ............................    United States      893,985,000               892,021,639
     Federal Home Loan Mortgage Corp., 1.242% to 3.000%, with
      maturities to 12/12/05 ..........................    United States      512,832,000               510,159,467
    bFederal National Mortgage Association, 1.253% to 3.200%, with
      maturities to 6/09/06 ...........................    United States      624,600,000               623,203,243
     German Treasury Bill, 3.08%, 1/15/03 .............       Germany          10,000,000    EUR         10,483,981
     U.S. Treasury Bills, 1.232% to 1.243%, with
     maturities to 6/12/03 ............................    United States       20,000,000                19,895,717
                                                                                                     ---------------
     TOTAL GOVERNMENT AGENCIES (COST $2,127,412,474)                                                  2,135,043,218
                                                                                                     ---------------

MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                  COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS (COST $168,859,075) 2.3%
    aFranklin Institutional Fiduciary Trust Money
     Market Portfolio ....................................     United States      168,859,075        $  168,859,075
                                                                                                     ---------------
     TOTAL INVESTMENTS (COST $6,796,067,483) 100.6% ......                                            7,292,416,804
     OPTIONS WRITTEN .....................................                                                 (218,223)
     SECURITIES SOLD SHORT (1.7)% ........................                                             (126,603,741)
     NET EQUITY IN FORWARD CONTRACTS (.8)% ...............                                              (56,173,565)
     OTHER ASSETS, LESS LIABILITIES 1.9% .................                                              135,300,340
                                                                                                     ---------------
     TOTAL NET ASSETS 100.0% .............................                                           $7,244,721,615
                                                                                                     ===============
       OPTIONS WRITTEN

       ISSUER                                                     COUNTRY           CONTRACTS            VALUE
--------------------------------------------------------------------------------------------------------------------
       BP PLC, January/3.90 GBP/Puts .....................    United Kingdom          290,000                11,672
       Groupe Danone, January/130 EUR/Puts ...............        France               42,700               176,100
       Peninsular & Oriental Steam Navigation Co.,
       February/1.80 GBP/Puts ............................    United Kingdom           97,000                30,451
                                                                                                     ---------------
     TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $278,132) ..                                           $      218,223
                                                                                                     ---------------
     SECURITIES SOLD SHORT - EQUITY & BONDS

                                                                                SHARES/PRINCIPAL
     ISSUER                                                       COUNTRY           AMOUNT**             VALUE
--------------------------------------------------------------------------------------------------------------------
    bElectronic Data Systems Corp., 7.125%, 10/15/09 .....     United States        3,860,000        $    3,972,785
    bGeneral Motors Corp. ................................     United States          196,500             7,242,990
    bHSBC Holdings PLC, ADR ..............................       Hong Kong             69,800             3,837,604
    bKraft Foods Inc., A .................................     United States        1,317,300            51,282,489
    bManulife Financial Corp. ............................        Canada               21,400               465,848
    bPfizer Inc. .........................................     United States        1,893,640            57,888,575
   b*Univision Communications Inc., A ....................     United States           78,100             1,913,450
                                                                                                     ---------------
     TOTAL SECURITIES SOLD SHORT - (PROCEEDS $124,230,460)                                           $  126,603,741
                                                                                                     ---------------

     CURRENCY ABBREVIATIONS:
     CAD -- Canadian Dollar
     EUR -- European Unit
     GBP -- British Pound
     JPY -- Japanese Yen

     *Non-income producing.
     **Securities denominated in U.S. dollars unless otherwise indicated. +See note 9 regarding holdings of 5% voting securities.
     aSee note 6 regarding investments in the "Sweep Money Fund."
     bSee note 1(f) regarding securities sold short and securities segregated with broker for securities sold short.
     (R)See note 8 regarding restricted securities.

                       See notes to financial statements.

MUTUAL SHARES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................................. $6,560,566,992
  Cost - Non-controlled affiliated issuers ................................................    235,500,491
                                                                                            ===============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $58,911,207) ....................  6,879,026,355
  Value - Non-controlled affiliated issuers ...............................................    413,390,450
 Cash .....................................................................................      1,098,651
 Foreign currency, at value (cost $4,872,687) .............................................      5,143,147
 Receivables:
  Investment securities sold ..............................................................     24,137,970
  Capital shares sold .....................................................................     10,428,146
  Dividends and interest ..................................................................     17,789,070
 Unrealized gain on forward exchange contracts (Note 7) ...................................        638,508
 Deposits with broker for securities sold short ...........................................    121,339,004
                                                                                            ---------------
      Total assets ........................................................................  7,472,991,301
                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................     17,133,828
  Capital shares redeemed .................................................................     19,538,120
  Affiliates ..............................................................................      7,471,519
 Options written, at value (premiums received $278,132) ...................................        218,223
 Securities sold short, at value (proceeds $124,230,460) ..................................    126,603,741
 Unrealized loss on forward exchange contracts (Note 7) ...................................     56,812,073
 Other liabilities ........................................................................        492,182
                                                                                            ---------------
      Total liabilities ...................................................................    228,269,686
                                                                                            ---------------
Net assets, at value ...................................................................... $7,244,721,615
                                                                                            ===============
Net assets consist of:
 Undistributed net investment income ...................................................... $   32,543,477
 Net unrealized appreciation ..............................................................    438,365,733
 Accumulated net realized loss ............................................................   (106,092,873)
 Capital shares ...........................................................................  6,879,905,278
                                                                                            ---------------
Net assets, at value ...................................................................... $7,244,721,615
                                                                                            ===============

MUTUAL SHARES FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002

CLASS Z:
 Net asset value and maximum offering price per share
 ($4,585,604,945 / 272,293,618 shares outstanding) .......................................          $16.84
                                                                                            ===============
CLASS A:
 Net asset value per share ($1,543,833,245 / 91,997,459
 shares outstanding) .....................................................................          $16.78
                                                                                            ===============
 Maximum offering price per share ($16.78 / 94.25%) ......................................          $17.81
                                                                                            ===============
CLASS B:
 Net asset value and maximum offering price per share
 ($235,469,565 / 14,248,520 shares outstanding)* .........................................          $16.53
                                                                                            ===============
CLASS C:
 Net asset value per share ($866,421,952 / 51,930,364
 shares outstanding)* ....................................................................          $16.68
                                                                                            ===============
 Maximum offering price per share ($16.68 / 99.00%) ......................................          $16.85
                                                                                            ===============
CLASS R:
 Net asset value and maximum offering price per share
 ($13,391,908 / 799,691 shares outstanding)* .............................................          $16.75
                                                                                            ===============


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

                       See notes to financial statements.

MUTUAL SHARES FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


Investment income:
 (net of foreign taxes of $5,689,092)
 Dividends:
  Unaffiliated issuers ..................................................................  $   105,799,132
  Non-controlled affiliated issuers (Note 9) ............................................          472,190
 Interest:
  Unaffiliated issuers ..................................................................       94,974,212
  Non-controlled affiliated issuers (Note 9) ............................................          430,500
                                                                                           ----------------
      Total investment income ...........................................................      201,676,034
                                                                                           ----------------
Expenses:
 Management fees (Note 3) ...............................................................       45,952,701
 Administrative fees (Note 3) ...........................................................        6,061,808
 Distribution fees (Note 3)
  Class A ...............................................................................        5,688,050
  Class B ...............................................................................        1,921,005
  Class C ...............................................................................        8,898,381
  Class R ...............................................................................           25,702
 Transfer agent fees (Note 3) ...........................................................        6,231,500
 Custodian fees .........................................................................          646,000
 Reports to shareholders ................................................................          391,400
 Registration and filing fees ...........................................................          169,200
 Professional fees ......................................................................        1,052,800
 Directors' fees and expenses ...........................................................          297,000
 Dividends on securities sold short .....................................................          655,173
 Other ..................................................................................          164,100
                                                                                           ----------------
      Total expenses ....................................................................       78,154,820
                                                                                           ----------------
           Net investment income ........................................................      123,521,214
                                                                                           ----------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments
   Unaffiliated issuers .................................................................       62,835,100
   Non-controlled affiliated issuers (Note 9) ...........................................        1,901,211
  Written options (Note 1e)..............................................................        1,750,242
  Foreign currency transactions .........................................................     (154,343,107)
  Securities sold short (Note 1f)........................................................          612,359
                                                                                           ----------------
      Net realized loss .................................................................      (87,244,195)
 Net unrealized depreciation on:
  Investments ...........................................................................     (897,405,398)
  Translation of assets and liabilities denominated in foreign currencies ...............      (59,538,844)
                                                                                           ----------------
      Net unrealized depreciation .......................................................     (956,944,242)
                                                                                           ----------------
Net realized and unrealized loss ........................................................   (1,044,188,437)
                                                                                           ----------------
Net decrease in net assets resulting from operations ....................................  $  (920,667,223)
                                                                                           ================


                       See notes to financial statements.

MUTUAL SHARES FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                  2002                  2001
                                                                            -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................  $  123,521,214        $   97,056,132
  Net realized gain (loss) from investments and
   foreign currency transactions .........................................     (87,244,195)          394,615,777
  Net unrealized depreciation on investments and translation of assets and
   liabilities denominated in foreign currencies .........................    (956,944,242)          (40,624,670)
                                                                            -------------------------------------
    Net increase (decrease) in net assets resulting from operations ......    (920,667,223)          451,047,239
Distributions to shareholders from:
 Net investment income:
  Class Z ................................................................     (69,638,370)          (65,590,209)
  Class A ................................................................     (17,654,494)          (13,394,088)
  Class B ................................................................      (1,550,189)             (617,527)
  Class C ................................................................      (4,288,541)           (2,259,605)
  Class R ................................................................        (152,150)                   --
 Net realized gains:
  Class Z ................................................................     (70,735,994)         (362,534,231)
  Class A ................................................................     (22,716,997)          (99,069,017)
  Class B ................................................................      (2,822,885)           (6,428,626)
  Class C ................................................................     (12,844,218)          (57,016,525)
  Class R ................................................................         (53,475)                   --
                                                                            -------------------------------------
Total distributions to shareholders.......................................    (202,457,313)         (606,909,828)
Capital share transactions (Note 2):
 Class Z .................................................................    (156,154,587)          198,887,530
 Class A .................................................................     198,730,038           334,452,503
 Class B .................................................................     140,143,972            97,155,453
 Class C .................................................................     113,589,826           145,921,289
 Class R .................................................................      14,178,941                    --
                                                                            -------------------------------------
Total capital share transactions .........................................     310,488,190           776,416,775
   Net increase (decrease) in net assets .................................    (812,636,346)          620,554,186
Net assets:
 Beginning of year .......................................................   8,057,357,961         7,436,803,775
                                                                            -------------------------------------
 End of year .............................................................  $7,244,721,615        $8,057,357,961
                                                                            =====================================
Undistributed net investment income included in net assets:
 End of year .............................................................  $   32,543,477        $    1,754,922
                                                                            =====================================


                       See notes to financial statements.

MUTUAL SHARES FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL SHARES FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SYNTHETIC EQUITY SWAPS

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contracts' stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. SECURITY LENDING

The Fund loans securities to certain brokers for which it received collateral against loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

MUTUAL SHARES FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

J. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

MUTUAL SHARES FUND
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

At December 31, 2002, there were 1.9 billion shares authorized ($0.001 par value) of which 1 billion, 250 million, 200 million, 250 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R shares, respectively. Transactions in the Fund's shares were as follows:

                                                      YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                               2002                            2001
                                  ---------------------------------------------------------------
                                      SHARES         AMOUNT            SHARES         AMOUNT
                                  ---------------------------------------------------------------
CLASS Z SHARES:
Shares sold .................       9,268,462    $ 171,604,715       11,218,339    $ 230,382,151
Shares issued on reinvestment
 of distributions ...........       6,811,352      122,489,992       18,975,814      373,690,833
Shares redeemed .............     (24,910,917)    (450,249,294)     (19,841,416)    (405,185,454)
                                  ---------------------------------------------------------------
Net increase (decrease) .....      (8,831,103)   $(156,154,587)      10,352,737    $ 198,887,530
                                  ===============================================================

                                                      YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                               2002                            2001
                                  ---------------------------------------------------------------
                                      SHARES         AMOUNT            SHARES         AMOUNT
                                  ---------------------------------------------------------------
CLASS A SHARES:
Shares sold .................      31,808,676    $ 589,247,372       25,225,711    $ 516,510,218
Shares issued on reinvestment
 of distributions ...........       2,103,103       37,899,492        5,469,136      107,137,183
Shares redeemed .............     (23,483,128)    (428,416,826)     (14,163,905)    (289,194,898)
                                  ---------------------------------------------------------------
Net increase ................      10,428,651    $ 198,730,038       16,530,942    $ 334,452,503
                                  ===============================================================

                                                      YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                               2002                            2001
                                  ---------------------------------------------------------------
                                      SHARES         AMOUNT            SHARES         AMOUNT
                                  ---------------------------------------------------------------
CLASS B SHARES:
Shares sold .................       9,023,637    $ 164,128,670        4,912,351    $  98,775,151
Shares issued on reinvestment
 of distributions ...........         227,800        4,079,073          345,523        6,606,648
Shares redeemed .............      (1,623,056)     (28,063,771)        (415,691)      (8,226,346)
                                  ---------------------------------------------------------------
Net increase ................       7,628,381    $ 140,143,972        4,842,183    $  97,155,453
                                  ===============================================================

MUTUAL SHARES FUND
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                      YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                               2002                            2001
                                  ---------------------------------------------------------------
                                      SHARES         AMOUNT            SHARES         AMOUNT
                                  ---------------------------------------------------------------
CLASS C SHARES:
Shares sold .................      13,881,568    $ 253,009,123       10,098,351      204,253,536
Shares issued on reinvestment
 of distributions ...........         878,112       16,037,876        2,856,543       55,833,840
Shares redeemed .............      (8,811,940)    (155,457,173)      (5,660,027)    (114,166,087)
                                  ---------------------------------------------------------------
Net increase ................       5,947,740    $ 113,589,826        7,294,867    $ 145,921,289
                                  ===============================================================



                                                            PERIOD ENDED
                                                         DECEMBER 31, 2002*
                                                      ------------------------
                                                       SHARES        AMOUNT
                                                      ------------------------
CLASS R SHARES:
Shares sold ......................................    856,889    $ 15,167,167
Shares issued on reinvestment
 of distributions ................................     11,723         203,042
Shares redeemed ..................................    (68,921)     (1,191,268)
                                                      ------------------------
Net increase .....................................    799,691    $ 14,178,941
                                                      ========================

*Effective date of Class R shares was January 2, 2002


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE   AVERAGE DAILY NET ASSETS
        --------------------------------------------------------------
        0.150%     First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%     Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net asset of Class A, Class B, Class C and Class R shares, respectively. Distributors received net commissions from sales of those Fund shares, and received contingent deferred sales charges for the period of $1,317,018 and $206,696, respectively.

MUTUAL SHARES FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES

At December 31, 2002, the net unrealized [appreciation/depreciation] based on the cost of investments and securities sold short for income tax purposes was as follows:

    Cost of investments ................................         $6,821,389,039
                                                                 ---------------
    Unrealized appreciation ............................          1,028,789,830
    Unrealized depreciation ............................           (557,762,065)
                                                                 ---------------
    Net unrealized appreciation (depreciation) .........         $  471,027,765
                                                                 ===============

    Distributable earnings - ordinary income ...........         $   49,885,944
                                                                 ===============

The tax character of distributions paid during the year ended December 31, 2002 and 2001, was as follows:

 DISTRIBUTIONS PAID FROM:                        2002                  2001
                                             ---------------------------------
 Ordinary income.........................    $118,447,562        $241,607,528
 Long-term capital gain..................      84,009,751         365,302,300
                                             ------------        ------------
                                             $202,457,313        $606,909,828
                                             ============        ============


Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $41,413,432. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $101,931,317 which may be carried over to offset future capital gains. Such losses expire in 2010.

MUTUAL SHARES FUND
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2002, aggregated $3,073,728,343 and $3,100,392,269, respectively.

Transactions in options written during the year ended December 31, 2002 were as follows:

                                                     NUMBER
                                                  OF CONTRACTS   PREMIUM
                                                  -----------------------
        Options outstanding at December 31, 2001          --   $       --
        Options written                               817,099   2,052,949
        Options expired                              (350,269)   (975,867)
        Options terminated in closing transactions       (656)   (313,500)
        Options exercised                             (36,474)   (485,450)
                                                  -----------------------
        Options outstanding at December 31, 2002      429,700  $  278,132
                                                  =======================


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $4,059,568 of dividend income from investment in the Sweep Money Fund.


7. FORWARD EXCHANGE CONTRACTS

At December 31, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                              IN       SETTLEMENT        UNREALIZED
CONTRACTS TO BUY:                                         EXCHANGE FOR    DATE           GAIN (LOSS)
-----------------                                         ------------------------------------------
    3,635,000  British Pounds ...............      U.S.   $ 5,608,442   01/28/03  U.S.    $231,491
   12,865,000  Norwegian Krone ..............               1,699,988   04/15/03           131,211
                                                          -----------                     --------
                                                   U.S.   $ 7,308,430                     $362,702
                                                          -----------                     --------

CONTRACTS TO SELL:
    3,750,000  British Pounds ...............      U.S.   $ 6,027,038   01/28/03  U.S.    $  1,905
  108,209,213  Canadian Dollars .............              68,629,859   02/21/03           273,901
                                                          -----------                     --------
                                                   U.S.   $74,656,897                     $275,806
                                                          ===========                     ========
       Unrealized gain on forward
       exchange contracts ...................                                             $638,508
                                                                                          ========

MUTUAL SHARES FUND
Notes to Financial Statements (CONTINUED)


7. FORWARD EXCHANGE CONTRACTS (CONT.)

                                                                IN        SETTLEMENT        UNREALIZED
CONTRACTS TO BUY:                                          EXCHANGE FOR      DATE           GAIN (LOSS)
-----------------                                         ----------------------------------------------
1,004,096,500  Japanese Yen ...................    U.S.   $    8,489,020    03/24/03       $     (1,586)
                                                          --------------                   -------------

CONTRACTS TO SELL:
   53,727,774  European Unit ..................    U.S.   $   52,231,759    01/08/03  U.S. $ (4,130,026)
  120,593,562  Swiss Franc ....................               82,587,969    01/13/03         (4,653,731)
  112,014,476  British Pounds .................              172,525,659    01/28/03         (7,435,005)
   60,700,000  European Unit ..................               59,089,570    01/28/03         (4,530,196)
   78,227,990  Canadian Dollars ...............               49,254,199    02/21/03           (162,566)
   69,650,000  British Pounds .................              108,769,657    03/10/03         (2,821,750)
   68,191,631  European Unit ..................               66,804,636    03/10/03         (4,552,392)
9,838,170,000  Japanese Yen ...................               81,443,030    03/24/03         (1,720,318)
  103,574,406  European Unit ..................              100,647,204    03/25/03         (7,667,033)
  114,900,379  European Unit ..................              112,653,122    04/15/03         (7,408,716)
  254,858,725  Norwegian Krone ................               33,661,998    04/15/03         (2,614,500)
    5,802,280  European Unit ..................                5,598,794    04/22/03           (462,565)
   24,034,371  European Unit ..................               23,314,780    04/28/03         (1,787,195)
   86,749,800  British Pounds .................              135,473,388    05/19/03         (2,841,293)
   66,955,467  European Unit ..................               66,911,165    05/21/03         (2,959,152)
5,809,200,000  Japanese Yen ...................               48,450,375    06/24/03           (821,252)
                                                          --------------                   -------------
                                                   U.S.   $1,199,417,305                    (56,567,690)
                                                          ==============                   =============
             Net unrealized loss on offsetting forward exchange contracts                      (242,797)
                                                                                           -------------
             Unrealized loss on forward exchange contracts                                  (56,812,073)
                                                                                           -------------
                Net unrealized loss on forward exchange contracts                     U.S. $(56,173,565)
                                                                                           =============

MUTUAL SHARES FUND
Notes to Financial Statements (CONTINUED)

8. RESTRICTED SECURITIES

At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:


 NUMBER OF
  SHARES OF                                                      ACQUISITION
PRINCIPAL AMOUNT                          ISSUER                     DATE           COST                VALUE
-----------------------------------------------------------------------------------------------------------------
        1,551     International Steel Group ....................    4/10/02     $ 19,316,250         $ 71,733,750
            3     Lancer Industries Inc., B ....................    8/11/89           43,590            4,877,576
    1,012,141     Leucadia National Corp. ......................   12/20/02       35,677,970           33,986,683
            4     Leucadia National Corp., cvt. pfd. ...........   12/20/02       19,002,852           18,102,036
      607,140     Montpelier Re Holdings Ltd. ..................   12/11/01       10,119,000           16,611,350
   18,938,000     Nippon Investment LLC ........................    2/14/01       18,701,185           20,360,244
      202,380     Olympus Re Holdings Ltd. .....................   12/19/01       20,238,000           23,534,770
       27,436     PG & E Corp., wts., 9/02/06 ..................   10/29/02               --              342,977
       57,427     Rotech Medical Corp ..........................    3/27/02          229,700                   --
      323,083     Security Capital European Realty .............    4/08/98        6,940,644            4,548,201
       85,000     White Mountains Insurance Group Inc. .........     6/1/01       17,000,000           26,082,250
      265,658     White Mountains Insurance Group Inc., cvt. pfd   10/22/02       78,369,110           77,226,781
                                                                                                     ------------
TOTAL RESTRICTED SECURITIES (4.1% OF NET ASSETS) ...............                                     $297,406,618
                                                                                                     ============

MUTUAL SHARES FUND
Notes to Financial Statements (CONTINUED)


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as an investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies," at December 31, 2002 were as shown below.

                                                                                                             REALIZED
                          NUMBER OF                           NUMBER OF                                      CAPITAL
                         SHARES HELD     GROSS      GROSS    SHARES HELD       VALUE    INVESTMENT INCOME      GAIN
NAME OF ISSUER          DEC. 31, 2001  ADDITIONS REDUCTIONS DEC. 31, 2002 DEC. 31, 2002  1/1/02-12/31/02  1/1/02-12/31/02
--------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Alexander's Inc. ........     383,200                             383,200  $ 24,735,560         $     --      $       --
City Investing Co.,
 Liquidating Trust ......   4,373,476                           4,373,476     8,309,604               --              --
Decision One Corp. ......     457,492                             457,492       914,984               --              --
Decision One Corp.,
 Term Loan ..............  17,284,660            (2,419,852)   14,864,808    12,635,087               --         149,691
Fine Host Corp. .........     784,457                             784,457     6,173,677               --              --
International Steel Group          --      1,551                    1,551    71,733,750               --              --
Kindred Healthcare Inc.***  1,181,590      8,893                1,190,483    20,528,034               --              --
Kindred Healthcare Inc., wts
 Series A, 4/20/06*** ...     211,977                             211,977       882,036               --              --
Kindred Healthcare Inc., wts
  Series B, 4/20/06*** ..     529,943                             529,943     1,920,646               --              --
Lancer Industries Inc., B           3                                   3     4,877,576               --              --
MBOP Liquidating Trust ..     574,712                             574,712        57,471               --         603,448
MFN Financial Corp ......     573,852              (573,852)           --             *               --       1,148,072
Nippon Investment
 Partners, LLC ** .......  18,938,000                          18,938,000    20,360,244               --              --
Soutwest Royalties Inc., A         --    123,013                  123,013     3,690,380               --              --
Soutwest Royalties Inc.,
 10.50%, 6/30/04 ........          --  8,200,844       (844)    8,200,000     8,200,000          430,500              --
White Mountain Insurance
 Group Inc. .............     387,190                             387,190   125,062,370          387,190              --
White Mountain Insurance
 Group Inc. (Restricted)       85,000                              85,000    26,082,250           85,000              --
White Mountains Insurance
 Group Inc., cvt. pfd ...          --    265,658                  265,658    77,226,781               --              --
                                                                          ------------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES                                            $413,390,450         $902,690      $1,901,211
                                                                          ================================================

*As of December 31, 2002, no longer an affiliate.
**Indirectly owns 8.55% outstanding voting shares of Nippon Investment Partners
  LP.
***A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual Shares Fund

We have audited the accompanying statement of assets and liabilities of Mutual Shares Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2002, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Shares Fund, a portfolio of Franklin Mutual Series Fund Inc. at December 31, 2002, the results of the operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



/S/ ERNST & YOUNG LLP
Boston, Massachusetts
January 31, 2003

MUTUAL SHARES FUND
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 40.56% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until the person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                          NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, Ph.D. (61)    Director        Since 1987              6          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.
------------------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (44)            Director        Since 1994              6          Independent Director, SLM Corporation (Sallie
51 John F. Kennedy Parkway                                                         Mae)
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (73)        Director        Since 2002             14          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry.
------------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)       Director        Since 1996             27          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY,Executive-in-residence, Eckerd College (1991-2002); Chairman and Director,
Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the Board and Chief
Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (72)        Director        Since 1974              6          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and Partner and Owner
McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)           Director        Since 1996             27          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

CHARLES RUBENS II (72)          Director        Since 1998             11          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (77)              Director        Since 1996             11          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of
the Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (56)             Director        Since 1991              9          Director, El Oro Mining and Exploration Company,
51 John F. Kennedy Parkway                                                         p.l.c. and The Exploration Company, p.l.c.
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                              NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (77)       Director        Since 1996             16          None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; President, Franklin Advisory Services,
LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (63)          Director        Since 2002              6          Director, Fortune Brands, Inc. (consumer
600 5th Avenue, 7th Floor                                                          products) and Merck & Co. Inc. (pharmaceuticals)
New York, NY 10020 - 2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (40)         Director,       Director since          6          None
51 John F. Kennedy Pkwy.        President,      2001, President
Short Hills, NJ 07078-2702      Chairman of the since 1999,
                                Board and Chief Chairman of the
                                Executive       Board and Chief
                                Officer-        Executive Officer
                                Investment      - Investment
                                Management      Management since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of one of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)           Senior Vice     Since 2002       Not Applicable    None
500 East Broward Blvd.          President and
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer - Finance
                                and Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)              Vice President  Since 2000       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)           Vice President  Since 2000       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor
to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)          Vice President  Since 2002       Not Applicable    Director, FTI Banque, Arch Chemicals, Inc. and
600 5th Avenue                  - AML Compliance                                   Lingnan Foundation.
Rockefeller Center
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (41)         Treasurer and   Treasurer since  Not Applicable    None
500 East Broward Blvd.          Chief Financial 2000 and Chief
Suite 2100                      Officer         Financial Officer
Fort Lauderdale, FL 33394-3091                  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)          Vice President  Since 2000       Not Applicable    None
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**William J. Lippman is considered an interested person of Mutual
Series under the federal securities laws due to his position as an officer of Franklin Resources, Inc., which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

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LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02
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[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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ANNUAL REPORT
MUTUAL SHARES FUND

CHAIRMAN OF THE BOARD and
PRESIDENT
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Shares Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 A2002 02/03             [RECYCLE LOGO] Printed on recycled paper